UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
SANA BIOTECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SANA BIOTECHNOLOGY, INC.

188 East Blaine Street, Suite 350

Seattle, Washington 98102

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders (Annual Meeting) of Sana Biotechnology, Inc. will be held at 9:00 a.m., Pacific Time, on June 4, 2026. To facilitate stockholder attendance and participation and to provide a consistent experience for all stockholders, regardless of location, the Annual Meeting will be a virtual meeting conducted via live audio webcast. You will not be able to attend the Annual Meeting physically.

To be admitted to and participate in the Annual Meeting, you must register by 2:00 p.m., Pacific Time, on June 3, 2026, at www.proxydocs.com/SANA. As part of the registration process, you will be required to enter the control number included on your Notice of Internet Availability of Proxy Materials (Notice) or on your proxy card or voter instruction form, as applicable, if you are receiving a printed copy of our proxy materials. After completing your registration, you will receive further instructions via email prior to the start of the Annual Meeting, including a unique link that will allow you to access the Annual Meeting. Please see the “General Information” section of the attached proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions prior to and during the Annual Meeting and technical details related to accessing the virtual platform. If we elect to adjourn the Annual Meeting to another time or place, including due to a technical issue that occurs prior to or during the Annual Meeting, we may do so by announcing the time, date, and location (including the method of access and communication) of the adjourned meeting at the Annual Meeting or by displaying such information on the Annual Meeting virtual platform. Please monitor our Annual Meeting website at www.proxydocs.com/SANA for updated information regarding the Annual Meeting.

The purpose of the Annual Meeting is the following:

1.

To elect three Class II directors to our Board of Directors (Board), each to serve for a three-year term expiring at the 2029 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The three nominees for election to our Board are Hans E. Bishop, Robert Nelsen, and Alise S. Reicin, M.D.;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

The record date for the Annual Meeting is the close of business on April 6, 2026. Only stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

A list of registered stockholders as of the record date will be available for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting for a period of 10 days prior to the Annual Meeting by sending a request to stockholderlist@sana.com.

We are pleased to take advantage of Securities and Exchange Commission (SEC) rules that allow companies to furnish their proxy materials over the Internet. We are mailing the Notice to most of our stockholders instead of providing a printed copy of our proxy materials, including our annual report for the fiscal year ended December 31, 2025 (Annual Report). The Notice contains instructions on how to access our proxy materials and cast your vote. The Notice also contains instructions on how to request a printed copy of our proxy materials. This process allows us to provide our stockholders with the information they need on a timely basis while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is important. Information on how to vote is discussed in the attached proxy statement. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, either via the Internet or by telephone, as described in the attached proxy statement, or, if you are receiving a printed copy of our proxy materials, by signing, dating, and returning your completed proxy card or voter instruction form, as applicable. If you are voting via the Internet or by telephone, you will be asked to provide your control number included in the Notice, or, if you are receiving a printed copy of our proxy materials, on your proxy card or voter instruction form, as applicable. Voting in advance of the Annual Meeting will not prevent you from attending the Annual Meeting and voting during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent, you must obtain a legal proxy issued in your name from that record holder and provide it to us in advance in order to vote during the Annual Meeting.

On behalf of the Board and the employees of Sana Biotechnology, Inc., we thank you for your continued support and participation.

By Order of the Board of Directors,

Steven D. Harr, M.D.
President and Chief Executive Officer
Seattle, Washington April 24, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2026:

This Notice of 2026 Annual Meeting of Stockholders, the proxy statement, and our Annual Report are available for viewing, printing, and downloading free of charge at www.proxydocs.com/SANA.

i

SANA BIOTECHNOLOGY, INC.

188 East Blaine Street, Suite 350

Seattle, Washington 98102

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2026

This proxy statement contains information about the 2026 Annual Meeting of Stockholders (Annual Meeting) of Sana Biotechnology, Inc., which will be held at 9:00 a.m., Pacific Time, on June 4, 2026. The Board of Directors of Sana Biotechnology, Inc. (Board) is using this proxy statement to solicit proxies for use at the Annual Meeting. Any reference to our Annual Meeting in this proxy statement also refers, as applicable, to any adjournment or postponement thereof. In this proxy statement, the terms “Sana,” “we,” “us,” and “our” refer to Sana Biotechnology, Inc. The mailing address of our principal executive offices is Sana Biotechnology, Inc., 188 East Blaine Street, Suite 350, Seattle, Washington 98102.

To facilitate stockholder attendance and participation and to provide a consistent experience for all stockholders, regardless of location, the Annual Meeting will be a virtual meeting conducted via live audio webcast. You will not be able to attend the Annual Meeting physically. Instructions on how to attend and participate in the Annual Meeting are described in this proxy statement.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters to be voted on at the Annual Meeting. You may revoke your proxy before it is exercised at the Annual Meeting as described in the “General Information” section of this proxy statement.

We are making this proxy statement and our annual report for the fiscal year ended December 31, 2025 (Annual Report) available to stockholders on April 24, 2026.

We are an “emerging growth company” and a “smaller reporting company” under applicable federal securities laws and are, therefore, permitted to comply with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (JOBS Act), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (Exchange Act). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) December 31, 2026; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission (SEC). Even after we are no longer an emerging growth company, we may still qualify as a smaller reporting company.

SANA BIOTECHNOLOGY, INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2026

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide our stockholders with access to the Notice of 2026 Annual Meeting of Stockholders, this proxy statement, the form of proxy, and our Annual Report (collectively, Proxy Materials) via the Internet. Accordingly, on April 24, 2026, we intend to mail a Notice of Internet Availability of Proxy Materials (Notice) to all stockholders of record entitled to vote at the Annual Meeting. If you are receiving a printed copy of the Proxy Materials, you will receive an accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank, or other agent), a voter instruction form.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our Proxy Materials via the Internet rather than printing and mailing such Proxy Materials. We believe following this process will expedite stockholders’ receipt of such Proxy Materials and lower the costs and reduce the environmental impact of providing our Proxy Materials to stockholders. The Notice provides instructions on how stockholders may access and view our Proxy Materials or, alternatively, how stockholders may request to receive a printed copy of our Proxy Materials, including a proxy card or voter instruction form, as applicable. The Notice also provides instructions on how to vote your shares, including how to access the website referred to in the Notice to vote your shares. In addition, stockholders of record may request to receive on an ongoing basis for future stockholder meetings the Notice of Internet Availability of Proxy Materials and other proxy materials in printed form by mail or electronically by email, as applicable. Please note that, although our Notice of 2026 Annual Meeting of Stockholders, this proxy statement, and our Annual Report are available at the website referenced in the Notice and on our corporate website, no information contained on either website is incorporated by reference in or considered to be a part of this proxy statement or our Annual Report.

Where and when is the Annual Meeting?

The Annual Meeting will be held at 9:00 a.m., Pacific Time, on June 4, 2026. To facilitate stockholder attendance and participation and to provide a consistent experience for all stockholders, regardless of location, the Annual Meeting will be a virtual meeting conducted via live audio webcast. You will not be able to attend the Annual Meeting physically. To be admitted to and participate in the Annual Meeting, you must register by 2:00 p.m., Pacific Time, on June 3, 2026, at www.proxydocs.com/SANA. As part of the registration process, you will be required to enter the control number included in the Notice or, if you are receiving a printed copy of our Proxy Materials, on your proxy card or voter instruction form, as applicable. If you timely complete your registration, you will receive via email prior to the start of the Annual Meeting further instructions and a unique link that will allow you to access the Annual Meeting. To ensure you are able to attend the Annual Meeting, please be sure to follow the registration instructions found in the Notice and subsequent instructions that will be delivered to you via email following registration.

You will have the ability to submit questions for the Annual Meeting during the registration process, and you may submit additional questions by modifying your registration information following registration. You may also submit questions during the Annual Meeting through the Annual Meeting virtual platform. The Annual Meeting agenda and rules of conduct will be available for viewing on the Annual Meeting virtual platform. Subject to the rules of conduct, we will provide answers to questions relating to matters properly brought before the Annual Meeting during the Annual Meeting.

Technical assistance will be available one hour prior to and during the Annual Meeting. Information related to technical assistance will be provided to you in the email with the log-in instructions for the Annual Meeting. If a technical issue occurs prior to or during the Annual Meeting, we may elect to adjourn the Annual Meeting by announcing the time, date, and location (including the method of access and communication) of the adjourned meeting at the Annual Meeting or by displaying such information on the Annual Meeting virtual platform.

You will be able to log in to the Annual Meeting 15 minutes prior to the start of the Annual Meeting. We recommend that you log in early to ensure you are logged in when the Annual Meeting starts. You will be able to vote during the Annual Meeting, as further described in the section below titled “How do I vote?”

Who is soliciting my vote?

Our Board is soliciting your vote for the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record as of the close of business on April 6, 2026 (Record Date) will be entitled to vote at the Annual Meeting. As of the Record Date, there were 269,991,753 shares of common stock issued and outstanding and entitled to vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting of stockholders. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting are present at the Annual Meeting by remote communication (via the Internet) or represented by proxy.

We will count your shares toward the quorum only if you submit a valid proxy card or voter instruction form, as applicable, vote via the Internet or by telephone prior to the Annual Meeting, or attend the Annual Meeting online. We will count abstentions and broker non-votes toward the quorum requirement. If there is no quorum, the chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting by remote communication (via the Internet) or represented by proxy may adjourn the Annual Meeting to another time or date.

What am I voting on and how many votes are needed to approve or take action with respect to each proposal?

Proposal 1: Election of Directors. Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present by remote communication (via the Internet) or represented by proxy and entitled to vote on the election of directors. “Plurality” means that the individuals who receive the largest number of “For” votes cast are elected as directors, up to the maximum number of directors to be elected at the Annual Meeting. Accordingly, the three nominees receiving the most “For” votes will be elected as directors. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose and will not affect the outcome of this proposal. You may not vote your shares cumulatively for the election of directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of Ernst & Young LLP (EY) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present by remote communication (via the Internet) or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will not affect the outcome of this proposal.

If there are insufficient votes to elect three directors pursuant to Proposal 1 or to ratify Proposal 2, your proxy may be voted by the designated proxy holders to adjourn the Annual Meeting in order to solicit additional votes in favor of such election or ratification. If the Annual Meeting is adjourned or postponed for any reason, at any subsequent reconvening of the Annual Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting, unless you revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

What will happen if another matter is properly brought before the Annual Meeting?

As of the date of this proxy statement, our Board knows of no matters that may be presented at the Annual Meeting other than those listed in the Notice of 2026 Annual Meeting of Stockholders. With respect to any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof, the designated proxy holders will vote as recommended by our Board or, if no recommendation is given, using their best judgment.

How do I vote?

For Proposal 1, you may vote “For” any or all of the nominees to our Board, or you may “Withhold” your vote for any nominee you specify. For Proposal 2, you may vote “For” or “Against” ratifying the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026, or you may “Abstain” from voting.

The procedures for voting differ depending on whether you hold your shares as a stockholder of record or as a beneficial owner of shares held in “street name.” The procedures for voting in each of these cases are described below.

Stockholder of Record: Shares Registered in Your Name

If as of the Record Date your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in any of the following ways:

•

To vote via the Internet prior to the Annual Meeting, go to www.proxypush.com/SANA. You will be asked to provide your control number from the Notice or, if you are receiving a printed copy of our Proxy Materials, from the printed proxy card. Your vote must be received by 8:59 p.m., Pacific Time, on June 3, 2026 to be counted.

•

To vote by telephone prior to the Annual Meeting, dial toll-free 866-648-8136 and follow the recorded instructions. You will be asked to provide your control number from the Notice or, if you are receiving a printed copy of our Proxy Materials, from the printed proxy card. Your vote must be received by 8:59 p.m., Pacific Time, on June 3, 2026 to be counted.

•

To vote by mail using the printed proxy card delivered to you if you are receiving a printed copy of our Proxy Materials, complete, sign, and date the printed proxy card and promptly return it in the envelope provided. If we receive your signed proxy card by 2:00 p.m., Pacific Time, on June 3, 2026, the designated proxy holders will vote your shares as you direct.

•

To vote during the Annual Meeting, register to attend the Annual Meeting as described above and submit your vote via the Internet or by telephone, as described above, at any time prior to the closing of the polls during the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote via the Internet, by telephone, or, if you are receiving a printed copy of our Proxy Materials, by mail, as instructed above to ensure your vote is counted. You may still attend and vote during the Annual Meeting even if you have already voted prior to the Annual Meeting.

If you vote, including by returning a signed and dated proxy card if you are receiving a printed copy of our Proxy Materials, without specifying your voting selections, the designated proxy holders will vote your shares “For” the election of each nominee to our Board for Proposal 1 and “For” the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026 for Proposal 2, as set forth above and in the Notice of 2026 Annual Meeting of Stockholders. If any other matter is presented, the designated proxy holders will vote as recommended by our Board or, if our Board does not make a recommendation, using their best judgment.

If you do not vote via the Internet, by telephone, by signing and returning your proxy card, or during the Annual Meeting as described above, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

If as of the Record Date your shares were not held in your name, but rather in an account at a broker, bank, or other agent, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.

As a beneficial owner, you will receive voting instructions from the broker, bank, or other agent that holds your shares. Please follow these instructions in order to vote your shares.

Generally, as a beneficial owner, you may vote in the following ways:

•

If your broker, bank, or other agent permits you to vote via the Internet prior to the Annual Meeting, follow the instructions provided by such broker, bank, or other agent to access the website for voting your shares. You will be asked to provide your control number from the Notice or, if you are receiving a printed copy of our Proxy Materials, from the voter instruction form. Your vote must be received by the date and time indicated by such broker, bank, or other agent to be counted.

•

If your broker, bank, or other agent permits you to vote by telephone prior to the Annual Meeting, dial the telephone number and follow the instructions provided by such broker, bank, or other agent to vote your shares telephonically. You will be asked to provide your control number from the Notice or, if you are receiving a printed copy of our Proxy Materials, from the voter instruction form. Your vote must be received by the date and time indicated by such broker, bank, or other agent to be counted.

•

To vote by mail using the voter instruction form delivered to you if you are receiving a printed copy of our Proxy Materials, complete, sign, and date the voter instruction form and promptly return it in the envelope provided. Your voter instruction form must be received by the date and time set forth on the voter instruction form to be counted.

•

To vote during the Annual Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent giving you the right to vote your shares during the Annual Meeting. Contact your broker, bank, or other agent to request a legal proxy. To be able to vote during the Annual Meeting, you must submit a valid legal proxy via email to legalproxy@betanxt.com with the subject line “Legal Proxy” by 2:00 p.m., Pacific Time, on June 3, 2026, and must also register to attend the Annual Meeting, as described above. If you have a valid legal proxy, you may submit your vote via the Internet or by telephone, as instructed by your broker, bank, or other agent, at any time prior to the closing of the polls during the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote via the Internet, by telephone, or, if you are receiving a printed copy of our Proxy Materials, by mail, as instructed above to ensure your vote is counted. You may still attend and vote during the Annual Meeting even if you have already voted.

If you are receiving a printed copy of our Proxy Materials, and you sign and submit the enclosed voter instruction form but do not specify how you would like to vote, the organization holding your account will be able to vote your shares in its discretion for Proposal 2, but not for Proposal 1. For additional information, see the section below titled “What are broker non-votes?”

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by:

(1)

submitting a new vote via the Internet or by telephone by 8:59 p.m., Pacific Time, on June 3, 2026, or submitting by mail a signed proxy card bearing a later date that we receive by 2:00 p.m., Pacific Time, on June 3, 2026;

(2)	attending and voting during the Annual Meeting, as described above, although simply attending the Annual Meeting will not, by itself, revoke your proxy; or

(3)	submitting to our Corporate Secretary a written instrument revoking your proxy, after which you will be entitled to submit a new proxy or vote during the Annual Meeting.

To be valid, any subsequent proxy card or written revocation must be hand delivered to our Corporate Secretary or sent to our principal executive offices at Sana Biotechnology, Inc., 188 East Blaine Street, Suite 350, Seattle, Washington 98102, Attention: Corporate Secretary, and must be received by 2:00 p.m., Pacific Time, on June 3, 2026.

If you are a beneficial owner of your shares, you should follow the instructions provided by your broker, bank, or other agent to revoke your proxy.

As noted above, your attendance at the Annual Meeting, in and of itself, will not revoke your proxy. Your most recent vote, whether cast prior to or during the Annual Meeting, is the one that we will count. Even if you plan to attend the Annual Meeting online, we recommend that you also vote via the Internet, by telephone, or by submitting your proxy card or voter instruction form, as applicable, to ensure that your vote will be counted if you later decide not to attend the Annual Meeting online.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

What does it mean if I receive more than one Notice, proxy card, or voter instruction form?

You may receive more than one Notice, or if you are receiving a printed copy of our Proxy Materials, more than one proxy card or voter instruction form, as applicable, if your shares are registered in more than one name or are registered in different accounts. To ensure that all your shares are voted, please make sure to vote all shares covered by each such Notice, proxy card, or voter instruction form.

How does the Board recommend that I vote my shares?

Our Board’s recommendations are set forth together with the description of each proposal in this proxy statement. Our Board recommends a vote:

•

“For” the election of the three Class II directors to our Board, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The three nominees for election to our Board are Hans E. Bishop, Robert Nelsen, and Alise S. Reicin, M.D.; and

•	“For” the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

What are broker non-votes?

Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, or other agent holding the shares. If you are a beneficial owner of shares held in street name and do not instruct your broker, bank, or other agent how to vote your shares, such broker, bank, or other agent may still be able to vote your shares in its discretion pursuant to stock exchange rules, which permit brokers, banks, and other securities intermediaries subject to such rules to use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to those considered to be “non-routine.” Proposal 1 is considered to be “non-routine” under such rules, which means that your broker, bank, or other agent may not vote your shares on this proposal in the absence of your voting instructions. However, Proposal 2 is considered to be “routine” under such rules, which means that if you do not return voting instructions by the applicable deadline, your shares may be voted on this proposal by your broker, bank, or other agent in its discretion.

A “broker non-vote” occurs when a broker, bank, or other agent submits a proxy for a meeting of stockholders with respect to “routine” matters, but does not vote on “non-routine” matters because the beneficial owner did not provide voting instructions for such matters. These unvoted shares with respect to such “non-routine” matters are counted as “broker non-votes.” Because Proposal 1 is considered to be “non-routine,” we expect broker non-votes to exist in connection with this proposal. Because Proposal 2 is considered to be “routine,” we do not expect broker non-votes to exist in connection with this proposal.

Who will bear the expense of soliciting proxies?

We will bear the cost of solicitation of proxies, including preparation, assembly, printing, and mailing of the Notice and our Proxy Materials, as well as any additional information furnished to stockholders, and returning and tabulating the proxies. Copies of solicitation materials will be furnished to brokers, banks, and other agents that hold in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for the cost of forwarding solicitation materials to such beneficial owners. In addition to our solicitation of proxies by mail, our directors, officers, or other employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay any additional compensation to our directors, officers, or other employees for such services.

How can I find the voting results from the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will publish final voting results in a current report on Form 8-K that we expect to file with the SEC no later than June 10, 2026. If final voting results are not available by June 10, 2026, we will disclose the preliminary results in such current report on Form 8-K and, within four business days after the final voting results are known to us, file an amended current report on Form 8-K to disclose the final voting results.

When are stockholder proposals due for the 2027 Annual Meeting of Stockholders?

If you wish for us to consider proposals for inclusion in our proxy statement for the 2027 annual meeting of stockholders (2027 Annual Meeting) pursuant to Rule 14a-8 under the Exchange Act, we must receive them at our offices on or before December 25, 2026. Nothing in this paragraph shall require us to include in our proxy statement or any other proxy materials for the 2027 Annual Meeting any stockholder proposals that do not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to Rules 14a-8 and 14a-19 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

If you wish to nominate a director or submit a proposal for presentation at the 2027 Annual Meeting without including such proposal in next year’s proxy statement, such nomination or proposal must constitute a proper matter for stockholder action and you must be a stockholder of record and provide timely notice in writing to our Corporate Secretary at c/o Sana Biotechnology, Inc., 188 East Blaine Street, Suite 350, Seattle, Washington 98102. For director nominations, your written notice must contain specific information required by Rule 14a-19(b) under the Exchange Act and otherwise comply with Section 2.5 of our amended and restated bylaws (bylaws). For additional information about our director nomination requirements, please see our bylaws. To be timely, we must receive notice of a director nomination or stockholder proposal not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting, which is between February 4, 2027 and March 6, 2027; provided, however, that in the event the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, we must receive your notice no later than the close of business on the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which we first make a public announcement of the date of the 2027 Annual Meeting.

How can I get additional information about the company?

We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. We maintain a website at www.sana.com and the SEC maintains a website at www.sec.gov where you can access these reports, proxy statements, and other information regarding our company. Information contained on our or the SEC website is not part of our proxy soliciting materials and is not incorporated by reference into this proxy statement or the Annual Report.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board currently consists of nine directors. Our amended and restated certificate of incorporation (our certificate of incorporation) provides for a classified Board divided into three classes of directors, with each class serving a staggered three-year term. Each class currently consists of three directors. At each annual meeting of stockholders, the successors to directors whose terms then expire are elected to serve from the time of election and qualification until the third annual meeting following their election. Vacancies on our Board may be filled only by an affirmative vote of a majority of the directors then in office. A director elected by our Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, serves for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board has nominated the three individuals listed in the table below for election as Class II directors at the Annual Meeting. Each of the nominees listed below is currently a Class II director. If our stockholders elect the nominees listed below, they will hold office until the 2029 annual meeting of stockholders or until their respective successors have been duly elected and qualified.

All nominees have consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for any nominees other than those named below. If any nominee is unable or does not qualify to serve, you or your proxy may vote for another nominee proposed by our Board. If for any reason any of these nominees proves unable or unwilling to stand for election or ceases to qualify to serve as a director, our Board will nominate an alternate or reduce the size of our Board to eliminate any resulting vacancies. Our Board has no reason to believe that any of the nominees would prove unable to serve if elected. There are no arrangements or understandings between us and any director, or nominee for directorship, pursuant to which such person was selected as a director or nominee.

We seek directors with a broad range of qualifications, skills, and experience that would enhance Board effectiveness and strengthen our Board’s ability to carry out its oversight role on behalf of stockholders. As further described below, though we do not have a specific policy with respect to Board diversity, we consider diversity broadly as one of many relevant factors when evaluating potential directors, and may also consider factors such as a candidate’s relevant academic expertise and business or career experience, including experience in corporate management or as a board member or executive officer of another publicly traded company, to be relevant. In addition, we seek directors who have a high level of personal and professional integrity, strong ethics and values, and the ability to make mature, independent business judgments.

Information About Our Nominees For Election

Set forth below are the names, ages, and lengths of service of our nominees for election to our Board as of April 24, 2026.

Nominees	Age	Term Expires	Position(s) Held	Director Since
Hans E. Bishop	62	2026	Chairman of the Board	2018
Robert Nelsen	62	2026	Director	2018
Alise S. Reicin, M.D.	65	2026	Director	2020

Biographical information for each nominee for election to our Board, including each such individual’s principal occupation, business experience, and education, and an explanation of the qualifications, skills, and experience that we believe are relevant to such individual’s service on our Board, is set forth below.

Hans E. Bishop has served as Chairman and a member of our Board since October 2018. Mr. Bishop has more than 30 years of experience in the biotechnology industry. Mr. Bishop is a founder and has served as President and co-chair of the board of directors of Altos Labs, Inc. (Altos Labs), a privately held biotechnology company, since January 2022. Prior to Altos Labs, Mr. Bishop served as the Chief Executive Officer of GRAIL, Inc., a healthcare company, from June 2019 to October 2021, following its acquisition by Illumina, Inc. (Illumina), a public biotechnology company. Mr. Bishop founded Juno Therapeutics, Inc. (Juno) in July 2013 and served as its President and Chief Executive Officer until its acquisition by Celgene Corporation (Celgene) in March 2018. Prior to Juno, Mr. Bishop served as Executive in Residence at Warburg Pincus, a multinational private equity firm. Earlier in his career, Mr. Bishop served as Executive Vice President and Chief Operating Officer of Dendreon Corporation (Dendreon), which was a public biopharmaceutical company during his tenure. Prior to Dendreon, Mr. Bishop served as President of Specialty Medicine at Bayer Healthcare, a multinational pharmaceutical and life sciences company, and before that served as Senior Vice President of Global Commercial Operations and Vice President and General Manager of European Biopharmaceuticals at Chiron Corporation, which was a public multinational biotechnology company during his tenure. Mr. Bishop previously served on the boards of directors of Agilent Technologies, Inc., a public instrumentation manufacturing company, Celgene, which was a public biopharmaceutical company during his service as a director, JW (Cayman) Therapeutics Co. Ltd (JW Therapeutics), a public cell therapy company in China, and Lyell Immunopharma, Inc. (Lyell Immunopharma), a public cellular therapy company. Mr. Bishop received his B.A. in Chemistry from Brunel University in London. We believe Mr. Bishop is qualified to serve on our Board because of his extensive management experience within the pharmaceutical and biotechnology industries and his academic experience.

Robert Nelsen has served as a member of our Board since October 2018. Mr. Nelsen is a co-founder and has served as Managing Director of ARCH Venture Partners, a venture capital firm focused on early-stage technology companies, since 1994, and has played a significant role in the early sourcing, financing, and development of more than 150 biopharmaceutical companies. Mr. Nelsen currently serves on the boards of directors of Hua Medicine, a public biotechnology company, where he serves as Chairman, and Prime Medicine, Inc., a public biotechnology company. Mr. Nelsen previously served on the boards of directors of several public biotechnology and biopharmaceutical companies, including Adolor Corporation, Agios Pharmaceuticals, Inc., Beam Therapeutics Inc. (Beam), Bellerophon Therapeutics, Inc., Brii Biosciences Limited, Denali Therapeutics, Inc., Fate Therapeutics, Inc., Gossamer Bio, Inc. (Gossamer Bio), Illumina, Juno, Karuna Therapeutics, Inc., KYTHERA Biopharmaceuticals, Inc., Lyell Immunopharma, NeurogesX, Inc., Revolution Healthcare Acquisition Corp., Sage Therapeutics, Inc., Sienna Biopharmaceuticals, Inc., Syros Pharmaceuticals, Inc., Unity Biotechnology, Inc., and Vir Biotechnology, Inc. He also previously served as a Trustee of the Fred Hutchinson Cancer Center and the Institute for Systems Biology, and as a director of the National Venture Capital Association. Mr. Nelsen received his M.B.A. from the University of Chicago Booth School of Business and his B.S. in Economics and Biology from the University of Puget Sound. We believe Mr. Nelsen is qualified to serve on our Board because of his venture capital and industry experience, his extensive experience serving on boards of directors of public biotechnology companies, and his significant academic experience.

Alise S. Reicin, M.D. has served as a member of our Board since December 2020. Dr. Reicin has served as President and Chief Executive Officer of Tectonic Therapeutic, Inc. (Tectonic), a public biotechnology company, since August 2020. Prior to Tectonic, she served as President, Global Clinical Development at Celgene, which was a public biopharmaceutical company, from November 2018 to December 2019. Prior to Celgene, she served as Head of Global Clinical Development at EMD Serono Inc. (EMD Serono), a privately held pharmaceutical company, from May 2015 to October 2018. Prior to EMD Serono, Dr. Reicin served as Vice President, Program and Pipeline Leadership, Oncology at Merck. Prior to Merck, she was a faculty member at Columbia Medical School and a physician and researcher at Columbia Presbyterian Hospital. Dr. Reicin currently serves on the boards of directors of Immatics N.V., a public biopharmaceutical company based in Germany, and Tectonic. Dr. Reicin previously served on the board of directors of Homology Medicines, Inc., which was a public biopharmaceutical company during Dr. Reicin’s service as a director. Dr. Reicin received her M.D. from Harvard Medical School and her B.A. in Biochemistry from Barnard College of Columbia University. We believe

Dr. Reicin is qualified to serve on our Board because of her extensive clinical expertise and leadership experience at biopharmaceutical companies.

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present by remote communication (via the Internet) or represented by proxy and entitled to vote on the election of directors.

The three nominees receiving the most “For” votes will be elected as directors. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose and will not have any effect on the outcome of this proposal. You may not vote your shares cumulatively for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “For” the election of the three nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our Board.

Our Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

Information About Our Board of Directors

Our nominees for election as directors at our Annual Meeting are all currently serving as members of our Board. Information about each such nominee is set forth in the section above titled “Information About Our Nominees for Election” and is incorporated into this section by reference.

Set forth below are the names, ages, and lengths of service of the remaining members of our Board whose terms continue beyond the Annual Meeting as of April 24, 2026.

Directors	Age	Term Expires	Position(s) Held	Director Since
Joshua H. Bilenker, M.D.	54	2027	Director	2020
Steven D. Harr, M.D.(1)	55	2027	President, Chief Executive Officer, and Director	2018
Richard Mulligan, Ph.D.	71	2027	Vice-Chairman	2018
Robert L. Rosiello	68	2028	Director	2025
Michelle Seitz, CFA	60	2028	Director	2020
Patrick Y. Yang, Ph.D.	78	2028	Director	2018

(1)	In April 2026, Dr. Harr was reclassified from Class I of the Board to Class III of the Board. As a result, Dr. Harr’s term will expire at the 2027 annual meeting of stockholders.

Biographical information for each such director, including each such individual’s principal occupation, business experience, and education, and an explanation of the qualifications, skills, and experience that we believe are relevant to such individual’s service on our Board, is set forth below.

Joshua H. Bilenker, M.D. has served as a member of our Board since November 2020. Dr. Bilenker is a co-founder of Treeline Biosciences, Inc. (Treeline), a privately held biopharmaceutical company, and has served as its Chief Executive Officer since April 2021. Prior to Treeline, he served as Chief Executive Officer of Loxo Oncology at Lilly, a research and development group of Eli Lilly and Company (Eli Lilly), from December 2019 to January 2021, and served as founding Chief Executive Officer of Loxo Oncology, Inc. (Loxo), which was a public biopharmaceutical company, from June 2013 until its acquisition by Eli Lilly in February 2019. Dr. Bilenker joined Aisling Capital LLC in April 2006 and served there in various capacities, including as an

Operating Partner from November 2013 to December 2019. Previously, Dr. Bilenker served as a medical officer in the Office of Oncology Drug Products at the United States Food and Drug Administration from August 2004 to April 2006. Dr. Bilenker previously served on the boards of directors of several public companies, including Gossamer Bio, Loxo, ViewRay, Inc., a public medical technology and device company, T2 Biosystems, Inc., a public medical diagnostics company, and Roka Bioscience, Inc., a molecular diagnostics company that was public during Dr. Bilenker’s service as a director. Dr. Bilenker also formerly served on the board of directors of the National Comprehensive Cancer Network Foundation and BioEnterprise. Dr. Bilenker trained at the University of Pennsylvania in internal medicine and medical oncology and earned board certification in these specialties. Dr. Bilenker received his M.D. from the Johns Hopkins School of Medicine and his A.B. in English from Princeton University. We believe Dr. Bilenker is qualified to serve on our Board because of his extensive experience and service as a director or officer of, and as an investor in, public biopharmaceutical and life sciences companies.

Steven D. Harr, M.D. is a co-founder of Sana and has served as our President and Chief Executive Officer since September 2018 and as a member of our Board since October 2018. Prior to Sana, Dr. Harr served as Chief Financial Officer and Head of Corporate Development at Juno, which was a public biopharmaceutical company during his tenure, from April 2014 until its acquisition by Celgene in March 2018. At Juno, Dr. Harr was responsible for the overall financial and operational strategy of the company. Prior to Juno, Dr. Harr was Managing Director and Head of Biotechnology Investment Banking at Morgan Stanley, a public multinational investment bank and financial services company, and prior to his investment banking role was the Lead Biotech Research Analyst and Co-head of Global Healthcare Research at Morgan Stanley. Dr. Harr previously served as a member of the boards of directors of Loxo, which was a public biopharmaceutical company during Dr. Harr’s service as a director, until its acquisition by Eli Lilly in early 2019, and JW Therapeutics, which he co-founded. Dr. Harr was a resident in internal medicine at the University of California, San Francisco. Dr. Harr received his M.D. from the Johns Hopkins University School of Medicine and his B.A. in Economics from the College of the Holy Cross. We believe Dr. Harr is qualified to serve on our Board because of his extensive management and leadership experience with biopharmaceutical and life sciences companies.

Richard Mulligan, Ph.D. has served as a member of our Board since November 2018 and as Vice-Chairman of our Board since April 2020. Dr. Mulligan served as a consultant to Sana from November 2018 until joining Sana as an employee in April 2020, where he served in various roles, most recently as Head of Sana Innovation Research, until March 2024. Dr. Mulligan is currently the Mallinckrodt Professor of Genetics, Emeritus, at Harvard Medical School (Harvard), and served as Visiting Scientist at the Koch Institute for Integrative Cancer Research at the Massachusetts Institute of Technology (MIT) from March 2017 to February 2021. From March 2017 to October 2018, Dr. Mulligan served as Portfolio Manager at Icahn Capital LP, an investment management firm, and from May 2013 to December 2016, he served as Founding Partner and Senior Managing Director of Sarissa Capital Management LP, a registered investment advisor. From 1996 to 2013, Dr. Mulligan served as the Mallinckrodt Professor of Genetics at Harvard and Director of the Harvard Gene Therapy Initiative. Prior to that, he served as Professor of Molecular Biology at MIT and a member of the Whitehead Institute for Biomedical Research. Dr. Mulligan currently serves on the boards of directors of Bausch Health Companies Inc., a public pharmaceutical company, and International Flavors and Fragrances Inc., a public specialty chemicals company. Dr. Mulligan previously served on the board of directors of Biogen Inc., a public biotechnology company. Dr. Mulligan’s honors include the MacArthur Foundation Genius Prize, the Rhodes Memorial Award of the American Association for Cancer Research, the ASMB-Amgen Award, and the Nagai Foundation International Prize. Dr. Mulligan received his Ph.D. in Biochemistry from the Stanford University School of Medicine and his B.S. from MIT. We believe Dr. Mulligan is qualified to serve on our Board because of his extensive experience in the biotechnology and life sciences industries and his significant academic experience.

Robert L. Rosiello has served as an Executive Partner at Flagship Pioneering (Flagship), which conceives, creates, resources, and develops first-in-category bioplatform companies, since 2018, where he focuses on building capability to help originate, manage, and grow Flagship’s portfolio companies. Prior to Flagship, Mr. Rosiello held various positions at McKinsey & Company (McKinsey), a privately held management consulting firm, from 1984 to 2015, most recently serving as a Senior Partner, where he advised chief executive officers and boards of directors of leading healthcare, technology, and consumer companies and served as a member of McKinsey’s Senior Partner Review Committee and Compensation Committee. From July 2015 to August 2016, Mr. Rosiello served as Executive Vice President and Chief Financial Officer at Valeant Pharmaceuticals International, Inc., where he led the finance, human resources, and information technology functions. Mr. Rosiello currently serves on the board of directors of Seres Therapeutics, Inc., a public biotechnology company. He also serves on the board of trustees of the Marine Biological Laboratory in Woods Hole and the New England Conservatory of Music. He previously served on the boards of directors of Axcella Health Inc., Evelo Biosciences, Inc., and Omega Therapeutics, Inc., each of which was a public biotechnology company during his service as a director, the Pew Research Center, a non-profit, privately held fact tank, and Inari Agriculture, Inc, a privately held agricultural biotechnology company, and on the board of trustees and Executive Committee of Catholic Charities of New York. Mr. Rosiello received his B.A. in Economics from the University of North Carolina, where he was a Morehead Scholar and graduated Phi Beta Kappa, his M.Sc. in Economics from the London School of Economics, and his M.B.A. from Harvard Business School. We believe Mr. Rosiello is qualified to serve on our Board because of his extensive business and financial experience and his experience serving on various boards of directors.

Michelle Seitz, CFA has served as a member of our Board since November 2020. Ms. Seitz founded MeydenVest Partners, a private investment and strategic advisory firm, and has served as its Chief Executive Officer since September 2022. Ms. Seitz served at Russell Investments, a privately held global investment solutions provider, as Chief Executive Officer from September 2017 to October 2022, and as Chairman of the Board from January 2018 to September 2022. Prior to Russell Investments, Ms. Seitz held various positions at William Blair, a global investment banking and wealth management firm, from February 1996 to August 2017, most recently serving as the Chief Executive Officer of William Blair Investment Management, Chair and President of William Blair Funds, and as a member of the board of directors from June 2001 to August 2017. Ms. Seitz currently serves on the boards of directors of MetLife, Inc., a public global provider of insurance, annuities, and employee benefit programs, MSCI, Inc., a public financial services company, and the Fred Hutchinson Cancer Center, and on the Dean’s Council at the Indiana University Kelley School of Business. Ms. Seitz previously served as a director of the Financial Accounting Foundation, which provides oversight of Financial Accounting Standards Board (FASB) and Governmental Accounting Standards Board, and as Co-Chair of Challenge Seattle, an alliance of chief executive officers of multinational companies within the Seattle region. Ms. Seitz received her B.S. in Accounting from the Indiana University Kelley School of Business and her Chartered Financial Analyst designation. We believe Ms. Seitz is qualified to serve on our Board because of her extensive finance and industry experience and her experience serving on various boards of directors.

Patrick Y. Yang, Ph.D. has served as a member of our Board since October 2018. Dr. Yang is a co-founder of and advisor to Acepodia, Inc. (Acepodia), a public clinical-stage biotechnology company based in Taiwan, and the Chairman of Taiwan Bio-Manufacturing Corporation (TBMC), a privately held biopharmaceutical manufacturing company. Since 2013, Dr. Yang has served as a biotechnology and biopharmaceutical industry consultant. From June 2020 to June 2025, Dr. Yang served as co-founder and Vice Chairman of National Resilience, Inc. (National Resilience), a privately held biomanufacturing technology company. Prior to National Resilience, Dr. Yang served as Executive Vice President at Juno from September 2017 to January 2019. From January 2010 to March 2013, Dr. Yang served as Executive Vice President and Global Head of Technical Operations at F. Hoffmann-La Roche Ltd. (Roche), a healthcare company, where he was responsible for the company’s pharmaceutical process development, engineering, quality, technical regulatory, supply chain, and manufacturing plants. Before joining Roche, Dr. Yang served in roles of increasing responsibility at each of Genentech, Inc., a biotechnology company, Merck & Co., Inc. (Merck), a public pharmaceutical company, General Electric Company, a public industrial company, and Life Systems, Inc., a life science research and development company, during which time he developed significant experience with pharmaceuticals and biotechnology manufacturing, engineering, technology, and supply chain management. Dr. Yang currently serves on the board of directors of TBMC. Dr. Yang previously served on the boards of directors of Acepodia, Amyris, Inc., a public biotechnology company, Andeavor, Inc. (formerly Tesoro Corporation), a public independent petroleum refining and marketing company, Codexis, Inc., a public biotechnology company, PharmaEssentia Corp., a public biopharmaceutical company based in Taiwan, and Polaris Group, a public biotechnology company based in Taiwan. Dr. Yang received his Ph.D. in Engineering from The Ohio State University, his M.Sc. in Electrical Engineering from the University of Cincinnati, and his B.S. in Engineering from the National Chiaotung University in Taiwan. We believe Dr. Yang is qualified to serve on our Board because of his extensive background and expertise in the biotechnology industry and his previous and current experience serving on various public company boards of directors.

Information About Our Executive Officers

Certain information about our executive officers as of April 24, 2026, including the principal occupation, business experience, and education of such executive officers, is set forth below.

Steven D. Harr, M.D. See Dr. Harr’s biography above in the section titled “Information About Our Board of Directors.”

Dhavalkumar Patel, M.D., Ph.D., age 64, has served as our Executive Vice President, Chief Scientific Officer since August 2024 and, effective in March 2026, our Board designated Dr. Patel as an executive officer for purposes of Rule 3b-7 of the Exchange Act and as an officer as defined in Section 16 of the Exchange Act (Section 16 Officer). Prior to Sana, he served as Executive Vice President and Chief Scientific Officer of UCB SA/NV (UCB), a public multinational biopharmaceutical company, from October 2017 to June 2024. Prior to UCB, he spent 10 years at Novartis AG (Novartis), most recently as the Head of Research of the Novartis Institutes for BioMedical Research (NIBR) Europe. He was also an Entrepreneur in Residence at the Novartis Venture Fund. Prior to Novartis, Dr. Patel was an Eminent Professor of Medicine, Chief of Rheumatology, Allergy and Clinical Immunology, and Director of the Thurston Arthritis Research Center at the University of North Carolina at Chapel Hill. He also spent nine years at the Duke University School of Medicine, culminating in his position as the Chief of the Division of Allergy and Immunology. Dr. Patel received his Ph.D. in Microbiology and Immunology, his M.D., and his B.S. in Zoology/Animal Biology from Duke University, and is board certified in internal medicine, rheumatology, and allergy and immunology.

Brian Piper, M.B.A., age 54, has served as our Executive Vice President, Chief Financial Officer, since February 2026. Prior to Sana, he served as Chief Financial Officer of Scorpion Therapeutics, Inc. (Scorpion), a privately held biopharmaceutical company, from November 2021 to April 2025, and thereafter at Antares Therapeutics, Inc., a privately held biopharmaceutical company, until August 2025, following its spin-off from Scorpion. Prior to Scorpion, Mr. Piper served as Chief Financial Officer of Prelude Therapeutics Incorporated (Prelude), a biopharmaceutical company that completed its initial public offering during his tenure, from July 2019 to November 2021. Prior to Prelude, Mr. Piper served in roles of increasing responsibility, most recently as Chief Financial Officer and Corporate Secretary, at Aevi Genomic Medicine, Inc. (Aevi) (previously Medgenics, Inc.), a public biopharmaceutical company (later acquired by Cerecor, Inc.), from April 2014 to May 2019. Prior to Aevi, Mr. Piper served in finance, investor relations, and business development roles at Shire Pharmaceuticals plc, which was a public pharmaceutical company during his tenure (later acquired by Takeda Pharmaceutical Company Limited), for 12 years. Mr. Piper received his B.B.A. in Finance from the University of Notre Dame and his M.B.A. from the Robert H. Smith School of Business at the University of Maryland.

Corporate Governance

Board of Directors

Our Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, our Board does not involve itself in our day-to-day operations. Our executive officers and management are responsible for the conduct and oversight of our day-to-day operations. Our directors fulfill their duties and responsibilities by preparing for, attending, and actively participating in meetings of our Board and the respective committees of our Board on which they serve, including by reviewing relevant materials provided in advance of each meeting and making themselves available to management between Board and committee meetings as needed. Our independent directors meet in executive sessions without management or any non-independent directors at least quarterly to consider such matters as they deem appropriate. The Chairman of the Board may call additional executive sessions of the independent directors at any time, and the Chairman of the Board must call an executive session at the request of a majority of the independent directors. The purpose of these executive sessions is to promote open and candid discussion among our independent directors.

During the year ended December 31, 2025, our Board held six meetings, our audit committee held six meetings, our compensation and talent committee (compensation committee) held six meetings, and our nominating and corporate governance committee held two meetings. In 2025, each incumbent director attended at least 75% of the total meetings of our Board and the committee(s) on which that particular director served.

We encourage our directors to attend each annual meeting of stockholders. Four of our then-current directors attended our 2025 annual meeting of stockholders.

Board of Directors Independence

Rule 5605 of The Nasdaq Stock Market LLC (Nasdaq) Rules (Nasdaq Listing Rules) requires that independent directors comprise a majority of a listed company’s board of directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent, that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and that compensation committee members also satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq Listing Rule 5605(d)(2). Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of a listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of such audit committee, the board of directors, or any other board committee, (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the company or any of its subsidiaries or (ii) be an affiliated person of the company or any of its subsidiaries. Pursuant to Rule 10C-1 under the Exchange Act and Nasdaq Listing Rule 5605(d)(2), in affirmatively determining the independence of a member of a compensation committee of a listed company, the board of directors must consider all factors specifically relevant to determining whether that member has a relationship with the company that is material to that member’s ability to be independent from management in connection with the duties of a compensation committee member, including (a) the source of compensation of such member, including any consulting, advisory, or other compensatory fee paid by the company to such member, and (b) whether such member is affiliated with the company, a subsidiary of the company, or an affiliate of a subsidiary of the company.

Our Board reviewed the composition of our Board and its committees and the independence of each current director. In reviewing the independence of such directors, our Board considered the relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our stock by each such director. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family and other relationships, including those relationships described under the section of this proxy statement titled “Transactions with Related Persons,” our Board affirmatively determined that all of our current directors, with the exception of Drs. Harr and Mulligan, satisfy the general independence requirements under the Nasdaq Listing Rules. In making this determination, our Board found that none of our current directors, other than Drs. Harr and Mulligan, had a material or other disqualifying relationship that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director, and that each director, other than Drs. Harr and Mulligan, is “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Dr. Harr, our President and Chief Executive Officer, is not an independent director by virtue of his employment with us, and Dr. Mulligan, our Vice-Chairman and former Head of Sana Innovation Research, is not an independent director because he was employed by us within the last three years. Our Board also determined that Douglas Cole, M.D., and Mary Agnes (Maggie) Wilderotter, who served on our Board during 2025, satisfied general independence requirements under the Nasdaq Listing Rules during the periods in which they served as directors. Our Board also determined that each member of our audit, compensation, and nominating and corporate governance committees satisfied the independence standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable, during the periods in which they served on such committees.

Committees of the Board of Directors

Our Board has three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee.

The following table provides membership and meeting information for the year ended December 31, 2025 for each committee.

Name	Audit Committee	Compensation and Talent Committee	Nominating and Corporate Governance Committee
Joshua H. Bilenker, M.D.†			X*
Hans E. Bishop††	X	X*
Douglas Cole, M.D.§		X
Alise S. Reicin, M.D.		X
Robert L. Rosiello§§	X	X
Michelle Seitz, CFA**	X*
Mary Agnes (Maggie) Wilderotterº	X		X
Patrick Y. Yang, Ph.D.			X

Total committee meetings in 2025	6	6	2

*	Current committee chairperson
**	Financial Expert
†	Dr. Bilenker was appointed as the chairperson of the nominating and corporate governance committee effective August 29, 2025.
††	Mr. Bishop served on the audit committee until June 5, 2025, and was re-appointed to the audit committee effective August 29, 2025.
§	Dr. Cole’s service on our Board and on the compensation committee ended effective June 5, 2025.
§§	Mr. Rosiello commenced his service on our Board and on the audit and compensation committees effective June 5, 2025.
º	Ms. Wilderotter resigned from our Board and her positions as a member of the audit committee and the chairperson of the nominating and corporate governance committee effective August 29, 2025.

Below is a description of each committee of our Board.

Audit Committee

Messrs. Bishop and Rosiello and Ms. Seitz serve as members of our audit committee, with Ms. Seitz serving as the chairperson. Our Board has determined that each member of our audit committee is an independent director under the corporate governance standards of the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Exchange Act. In addition, our Board has determined that under the applicable SEC rules and Nasdaq Listing Rules, each member of our audit committee is financially literate and that Ms. Seitz qualifies as an “audit committee financial expert.” In making this determination, our Board considered Ms. Seitz’s formal education and the nature and scope of her professional experience, as further described in the section of this proxy statement titled “Information About Our Board of Directors.” This designation does not impose on such director any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our Board.

Our audit committee is directly responsible for, among other things:

•	appointing, retaining, compensating, and overseeing the work of our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm their objectivity and independence;

•

reviewing and discussing with our independent registered public accounting firm our annual and quarterly financial statements and the scope and results of the firm’s annual audit of our financial statements;

•

overseeing the financial reporting process and reviewing and discussing with management and our independent registered public accounting firm the financial statements that we will file with the SEC, including the disclosures therein;

•	pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•

reviewing and discussing policies related to risk assessment and risk management and our steps taken to identify, monitor, and control exposures to various risks inherent in our business, including major financial and cybersecurity risks;

•	reviewing our accounting and financial reporting policies;

•	reviewing, overseeing, and approving or disapproving any related person transactions;

•

reviewing and discussing with our management and our independent registered public accounting firm the scope, adequacy, and effectiveness of our disclosure controls and procedures and internal control over financial reporting; and

•

establishing procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, and for the confidential and anonymous submission of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable standards of the SEC and the Nasdaq Listing Rules, which is available in the “Corporate Governance” section of our investor relations website at ir.sana.com/corporate-governance/governance-overview. The inclusion of our website address (including variations thereof) here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement or our Annual Report.

Audit Committee Report(1)

The primary purpose of the audit committee is to oversee the company’s financial reporting processes on behalf of the company’s Board of Directors and stockholders. The audit committee’s functions are more fully described in its charter, which is available on the company’s investor relations website at ir.sana.com/corporate-governance/governance-overview. Management has the primary responsibility for preparation of the company’s financial statements and reporting processes, including the company’s systems of internal controls. The company’s independent registered public accounting firm is responsible for performing an independent audit of the company’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management and the company’s independent registered public accounting firm, Ernst & Young LLP (EY).

The audit committee has discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. The audit committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the audit committee concerning independence and has discussed with EY its independence. The audit committee has also considered whether EY’s provision of non-audit services to the company is compatible with its independence and concluded that EY is independent from the company and its management.

Based on the foregoing, the audit committee recommended to the Board that the company’s audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Sana Biotechnology, Inc. Audit Committee

Michelle Seitz, CFA, Chairperson

Hans E. Bishop

Robert L. Rosiello

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not incorporated by reference in any filing we make under either the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Compensation Committee

Messrs. Bishop and Rosiello and Dr. Reicin serve as members of our compensation committee, with Mr. Bishop serving as the chairperson. Our Board has determined that each member of our compensation committee is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act, and that each such member is an independent director under the corporate governance standards of the Nasdaq Listing Rules and the independence requirements of Rule 10C-1 under the Exchange Act.

Our compensation committee is responsible for, among other things:

•	reviewing and approving, or making recommendations to our Board regarding, the compensation of our executive officers, including our President and Chief Executive Officer;

•	acting as an administrator of our equity plans;

•	reviewing and approving, or making recommendations to our Board with respect to, our incentive compensation and equity-based plans and arrangements;

•	administering and overseeing the application of our Clawback Policy (as defined below);

•	reviewing, and making recommendations to our Board regarding, the compensation of our non-employee directors;

•	selecting and approving our annual peer group of companies against which to benchmark our executive compensation programs and the compensation of our non-employee directors;

•	reviewing plans for succession and retention of our executive officers and others in key leadership and scientific positions;

•

overseeing our human capital management, including reviewing our talent and culture strategies to include programs and policies applicable to management development, talent acquisition, and engagement and retention strategies;

•	overseeing, reviewing, and assessing risks related to our compensation and benefits policies and practices that could have a material adverse effect on us; and

•	establishing and reviewing general policies relating to compensation and benefits for our employees.

In fulfilling its responsibilities, our compensation committee has the authority to delegate any or all of its responsibilities to a subcommittee of the compensation committee. To the extent permitted by applicable law and the applicable equity-based plan, the compensation committee may also delegate to one or more of our executive officers the authority to grant, and make determinations and administer such plan with respect to, equity-based awards under such plan to employees and consultants of the company who are not officers (as defined in Rule 16a-1(f) under the Exchange Act) or directors of the company.

Our compensation committee operates under a written charter that satisfies the applicable standards of the SEC and the Nasdaq Listing Rules, which is available in the “Corporate Governance” section of our investor relations website at ir.sana.com/corporate-governance/governance-overview.

Our compensation committee periodically reviews and evaluates the components and effectiveness of our executive compensation program to ensure that it is consistent with our goals and aligned with our executive compensation peer group and the marketplace in which we compete for executive talent. In conducting these reviews and evaluations, our compensation committee utilizes the services of Aon’s Human Capital Solutions practice, a division of Aon plc (Aon), a national executive compensation consulting firm, as an independent compensation consultant to provide advice regarding executive compensation, including with respect to the composition of our peer group, gather peer group and other relevant executive compensation information and trends, and analyze this information.

Pursuant to its charter, our compensation committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation. Our compensation committee utilizes information, including peer data, provided by Aon in evaluating, recommending, and determining compensation levels for our directors and executive officers. Our compensation committee also has authority to engage legal counsel and other consultants, accountants, experts, and advisors as it deems appropriate to carry out its responsibilities.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has ever been an officer or employee of the company, including during the fiscal year ended December 31, 2025. None of our executive officers serves, or has served during the last three years, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any entity that has one or more of its executive officers serving as one of our directors or as a member of our compensation committee.

Nominating and Corporate Governance Committee

Drs. Bilenker and Yang serve as members of our nominating and corporate governance committee, with Dr. Bilenker serving as the chairperson. Our Board has determined that each member of our nominating and corporate governance committee is an independent director under the corporate governance standards of the Nasdaq Listing Rules.

Our nominating and corporate governance committee is responsible for, among other things:

•	identifying and recommending candidates for membership on our Board;

•	developing, reviewing, and recommending to the Board our corporate governance guidelines and any changes thereto;

•	annually reviewing our committee structure and recommending directors for committee membership;

•	reviewing and recommending changes to the leadership structure of our Board;

•	overseeing periodic self-evaluations of our Board and its committees; and

•	making recommendations to our Board regarding corporate governance matters.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the Nasdaq Listing Rules, which is available in the “Corporate Governance” section of our investor relations website at ir.sana.com/corporate-governance/governance-overview.

It is the policy of our nominating and corporate governance committee to select nominees for director that ensure that our Board possesses a broad range of skills, expertise, and business, industry, and other knowledge and experience that will enhance Board effectiveness and strengthen our Board’s ability to carry out its oversight role on behalf of stockholders. Though we do not have a specific policy with respect to Board diversity, our nominating and corporate governance committee considers diversity broadly as one of many relevant factors in evaluating potential directors and may consider the following criteria, among others it deems appropriate, when considering candidates for our Board: (i) diversity of personal background, perspective, and experience; (ii) personal and professional integrity, strong ethics, and values; (iii) ability to make mature business judgments; (iv) experience in corporate management, such as serving as an officer of a public company; (v) experience as a board member of another company; (vi) professional and academic experience relevant to our industry; (vii) leadership skills; (viii) experience in finance and accounting and/or executive compensation practices; and (ix) diversity of business or career experience relevant to our success. In addition, our nominating and corporate governance committee will consider whether the nominee has the time required for preparation, participation, and attendance at Board and committee meetings, and whether there are potential conflicts of interest with the nominee’s other personal and professional pursuits. For example, we understand that certain investors and proxy advisory firms may consider Dr. Reicin, who serves as President and Chief Executive Officer of Tectonic, to be “overboarded” due to her service on two public company boards in addition to ours. In evaluating Dr. Reicin’s nomination for election as a Class II director at the Annual Meeting, our nominating and corporate governance committee and our Board considered her attendance at, preparation for, and active participation in, Board and compensation committee meetings, her contributions to the company outside of such formal meetings, and her extensive industry experience, including her expertise in clinical development and biopharmaceutical leadership, all of which demonstrate her ability to effectively serve on, and her substantial value to, our Board and compensation committee.

In the case of any incumbent director whose term of office is set to expire, the nominating and corporate governance committee reviews such director’s overall service to the company during his or her term, including such director’s level of participation, contributions to the Board, and quality of performance, as well as any relationships or transactions that might impair such director’s independence and any other factors that might otherwise affect such director’s ability to carry out his or her responsibilities as a director.

In the case of a new director candidate, the nominating and corporate governance committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq Listing Rules, applicable SEC rules and regulations, and the advice of counsel, if necessary. The nominating and corporate governance committee often uses its network of contacts to compile a list of potential candidates and may also engage a professional search firm to identify and screen additional candidates and coordinate and advise on candidate search and selection efforts. The nominating and corporate governance committee also considers the results of the Board’s most recent self-evaluation to assess and determine the needs of the Board. The nominating and corporate governance committee evaluates the background and qualifications of candidates, conducts interviews of selected candidates, and then selects and recommends nominees to the full Board for review and approval.

In accordance with our bylaws, nominations and recommendations of individuals for election to our Board at an annual meeting of stockholders may be made by any stockholder of record entitled to vote for the election of directors at such meeting who provides timely notice in writing to our Corporate Secretary at our principal executive offices. See the section above titled “General Information” for additional information on the requirements for stockholder proposals.

Although our nominating and corporate governance committee does not have a written policy regarding stockholder nominations or recommendations, our nominating and corporate governance committee generally expects to evaluate any such candidates in the same manner by which it evaluates director candidates recommended by other sources. If our nominating and corporate governance committee believes a candidate would be a valuable addition to our Board, it will recommend that candidate’s election to the full Board.

Given that our Board members can provide valuable perspectives and leadership across different areas, our nominating and corporate governance committee periodically reviews the membership of the Board’s committees and, if and when appropriate, makes recommendations to the Board to reconstitute the membership of its committees and to rotate which member of the Board serves as chairperson of each committee.

Board Leadership Structure

Our bylaws and corporate governance guidelines provide our Board with flexibility to combine or separate the positions of Chief Executive Officer and Chairman of the Board. Dr. Harr currently serves as President and Chief Executive Officer, and Mr. Bishop currently serves as Chairman of the Board. We believe that separation of these positions is appropriate at this time and reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance, and enhances the effectiveness of our Board as a whole. However, our Board continues to periodically evaluate our leadership structure and may choose in the future to combine the positions of Chief Executive Officer and Chairman of the Board as it deems appropriate based on the best interests of the company and its stockholders.

As our current Chairman of the Board, Mr. Bishop presides over meetings of our Board and holds such other powers and carries out such other duties as are customarily carried out by the chairperson of the board of directors of a public company.

Role of the Board in Risk Oversight

We believe that risk assessment, oversight, and management is an important part of establishing, updating, and executing our business strategy, and our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Our Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations, financial condition, and performance. Our Board focuses its oversight on risks facing the company and on the company’s processes to identify, prioritize, assess, manage, and mitigate those risks. Our Board and its committees receive regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal, and regulatory risks. Although our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the company. As part of executing on these responsibilities, management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing our company.
Our Board does not have a standing risk management committee, and instead administers its risk management function directly through our Board as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight.
Our audit committee, as part of its responsibilities, oversees the management of financial risks, including accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, and cash investment strategies and results, and steps our management has taken to monitor and control these risks. In addition, our audit committee reviews and approves or disapproves any related person transactions. Our audit committee is also responsible for overseeing the management of risks relating to the performance of our internal audit function and our independent registered public accounting firm, our systems of internal controls and disclosure controls and procedures, and, together with the Board as a whole, risks related to cybersecurity. For example, relevant members of management periodically report to our audit committee regarding cybersecurity risks and related policies and initiatives that the company has implemented to address such risks. Additionally, pursuant to its charter, the audit committee may retain, as necessary, subject matter experts and advisers to assist in its oversight of risk management within the company, including with respect to cybersecurity risk.
Our compensation committee is responsible for overseeing the management of risks relating to our compensation and benefits policies and practices, including whether any of the foregoing has the potential to encourage excessive risk-taking.
Our nominating and corporate governance committee oversees the management of risks associated with our overall corporate governance practices and the independence and composition of our Board, including the effectiveness of our corporate governance guidelines.
Each of our audit, compensation, and nominating and corporate governance committees provides regular reports to the full Board. Our Board may also create additional committees in the future to assist in risk oversight. Our corporate governance guidelines are available in the “Corporate Governance” section of our investor relations website at
ir.sana.com/corporate-governance/governance-overview
.
Code of Business Conduct and Ethics
We maintain a code of business conduct and ethics (code of conduct) that applies to all of our directors, officers, and employees, including those officers responsible for financial reporting. The code of conduct is available in the “Corporate Governance” section of our investor relations website at
ir.sana.com/corporate-governance/governance-overview
.
We intend to satisfy the disclosure requirement under Item 5.05 of Form
8-K
regarding future amendments to, or waivers from, any provision of our code of conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, by posting such information on our website at the website set forth above.
Insider Trading Compliance Policy
We have adopted an Insider Trading Compliance Policy (Insider Trading Policy) setting forth insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees and others that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq Listing Rules. Our Insider Trading Policy was incorporated by reference as Exhibit 19.1 to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2025.
Hedging and Pledging Policies
Our Insider Trading Policy expressly prohibits each of our directors, officers, and employees from engaging in any speculative transaction designed to decrease the risks associated with holding our securities, including hedging or similar transactions. We also prohibit any pledging of our securities as collateral for loans and the holding of our securities in margin accounts.
Stockholder Communications with Our Board of Directors
Stockholders wishing to communicate with our Board or specific individual directors may send correspondence to our Corporate Secretary, c/o Sana Biotechnology, Inc., 188 East Blaine Street, Suite 350, Seattle, Washington 98102. Our Corporate Secretary reviews all communications and forwards them to the intended recipient(s) consistent with a screening policy, which provides that sales materials, routine items, and items unrelated to the duties and responsibilities of the Board are not relayed to directors.

EXECUTIVE COMPENSATION

As described above, we are an emerging growth company and a smaller reporting company under applicable federal securities laws and are, therefore, permitted to comply with certain reduced public company reporting requirements, including the compensation disclosures required of a smaller reporting company. The following compensation disclosure is intended to comply with the compensation disclosure requirements applicable to smaller reporting companies and omits pay versus performance disclosure as permitted for emerging growth companies.

This section discusses the material components of our executive compensation program for each individual who served as our principal executive officer at any time during the year ended December 31, 2025, as well as our next most highly compensated executive officer who was no longer employed by us as of December 31, 2025, in each case, in respect of his service to us for the year ended December 31, 2025. We refer to these individuals as our named executive officers. Our named executive officers for the year ended December 31, 2025 are as follows:

•	Steven D. Harr, M.D., President and Chief Executive Officer; and

•	Bernard J. Cassidy, former Executive Vice President, General Counsel, and Corporate Secretary.

Executive Compensation Philosophy

We have a pay-for-performance focused executive compensation philosophy. We believe that compensation should be designed to drive company performance to increase stockholder value. We seek to achieve this by using different elements of compensation and a market-based approach to attract, retain, and motivate a high-performing team of executive officers, and by aligning a majority of the compensation of each of our executives with the company’s short- and long-term performance. We believe that it is important that performance- and equity-based compensation comprise a substantial portion of the total compensation of each of our executives in order to align our executives’ interests with those of our stockholders.

In addition, we believe that our success depends in part on the commitment of our executive officers to our culture and core values, as described below. Accordingly, as part of the assessment of each executive officer’s individual performance, when applicable, in addition to considering the achievement of individual research, development, financial, corporate, and operational goals, our Board and compensation committee also consider such executive officer’s compliance with our corporate policies and commitment to and demonstration of our culture and core values.

Our Culture and Core Values

We are committed to our mission of creating and delivering engineered cells as medicines to impact the lives of patients. Our core values – to lead from every seat, thrive as a team, and make it happen – are key to our culture and are described in greater detail below. We believe that our core values are what ground us, keep our team connected, and make it possible to do our best work.

•	Lead from every seat. We have a humble and unrelenting commitment to deliver for patients and our community. We seek to understand, act with honesty, and engage in the crucial conversations.

•	Thrive as a team. We make each other better than we ever thought possible. We hire amazing people, are intensely curious, and cultivate inclusion and personal connectivity.

•	Make it happen. We make great choices with urgency and integrity. We value vigorous debate, alignment around our decisions, and resilient execution.

Summary Compensation Table

The following table shows information regarding the compensation of our named executive officers for the fiscal years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)		Total ($)
Steven D. Harr, M.D.
President, Chief Executive Officer, and Director	2025	696,140	425,001	1,327,500	450,369	4,000		2,903,010
	2024	680,994	1,916,000	5,859,000	328,586	4,000		8,788,580
Bernard J. Cassidy(4)
Former Executive Vice President, General Counsel, and Corporate Secretary	2025	404,034	135,999	424,800	—	51,280	(5)	1,016,113
	2024	472,594	423,120	1,293,863	152,021	4,000		2,345,597

Note: Certain amounts may not sum due to rounding.

(1)

Amounts reflect the grant date fair value of equity awards determined in accordance with FASB Accounting Standard Codification Topic 718 (ASC 718). For information regarding assumptions underlying the value of equity awards, see Note 13 to our financial statements and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical accounting policies and significant judgements and estimates – Stock-based compensation” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. These amounts do not correspond to the actual value that our named executive officers will recognize.

(2)

Amounts reflect annual bonuses earned by each named executive officer under our Company Bonus Plan (Bonus Plan) based on the achievement of company goals as well as, with respect to Mr. Cassidy, individual performance. These bonuses were paid in cash in (i) 2026 with respect to Dr. Harr’s performance in 2025, and (ii) 2025 with respect to each named executive officer’s performance in 2024. For additional information, see the section of this proxy statement titled “Narrative Disclosure to Summary Compensation Table – Annual Performance-Based Cash Compensation.”

(3)	Amounts include $4,000 received as a company match under our 401(k) plan.
(4)

Mr. Cassidy voluntarily resigned from his position as Executive Vice President, General Counsel, and Corporate Secretary and all other positions with us effective October 19, 2025 (the Resignation Date).

(5)	Amount includes $47,280 received for accrued paid time off in connection with Mr. Cassidy’s resignation.

Narrative Disclosure to Summary Compensation Table

Executive Compensation Elements

The primary elements of our executive compensation program for 2025 were:

•	base salary;

•	annual performance-based cash compensation;

•	long-term equity incentive awards; and

•	severance and change in control benefits.

In addition to these primary elements of executive compensation, we also offer our executive officers health and welfare benefits and 401(k) plan benefits consistent with the benefits we provide to our other full-time, salaried employees.

Base Salary

The purpose of base salary compensation is to provide each named executive officer with a competitive level of fixed cash compensation that is paid regularly throughout the year. The amount of base salary we pay to our Chief Executive Officer, including any increase therein, is recommended by our compensation committee and determined by our Board, and the amount of base salary we pay to each other named executive officer, including any increase therein, is determined by our compensation committee, in each case, primarily based upon the range of salaries for similar positions at peer companies and taking into consideration the named executive officer’s skillset, experience, role, responsibilities, performance, and contributions to the company. Base salary is the only element of compensation that is fixed; the remainder of each named executive officer’s potential compensation consists of variable compensation that is designed to incentivize shorter-term (annual) or longer-term performance of the company.

Following our compensation committee’s review and evaluation of the base salaries of our named executive officers, (i) our Board approved the 2025 annual base salary of $698,246 for Dr. Harr and (ii) our compensation committee approved the 2025 annual base salary of $491,692 for Mr. Cassidy. The 2025 annual base salary of Dr. Harr and Mr. Cassidy represented a 2.0% and 3.5% increase, respectively, over his 2024 annual base salary.

Annual Performance-Based Cash Compensation

We maintain our Bonus Plan, pursuant to which each of Dr. Harr and, prior to the Resignation Date, Mr. Cassidy, was eligible to earn an annual cash bonus based on the achievement in 2025 of certain corporate performance objectives established by our Board and our compensation committee as well as, prior to the Resignation Date, individual performance for Mr. Cassidy. Dr. Harr’s annual cash bonus is determined solely based on certain corporate performance objectives. Mr. Cassidy ceased to be eligible to receive 2025 annual cash bonus upon the Resignation Date.

Each eligible named executive officer’s target bonus amount under the Bonus Plan is determined as a percentage of his annual base salary. The target bonus percentage for 2025 for Dr. Harr was 60%, and for Mr. Cassidy was 40%, in each case, of such executive officer’s base salary as in effect at the end of 2025. Generally, we must achieve a minimum number of corporate performance objectives during the performance year for our executive officers to earn annual bonuses under our Bonus Plan; otherwise, no annual bonuses will be earned by and paid to such executive officers. In addition, the maximum bonus amount payable to any of our executive officers for a given performance year under our Bonus Plan is 200% of such executive officer’s target bonus amount.

In early 2026, our compensation committee approved the achievement of our 2025 corporate goals at 107.5%, highlighted by our significant progress in and achievement of goals related to our SC451 program for the treatment of type 1 diabetes and our SG293 program for the treatment of B cell mediated malignancies and B cell mediated autoimmune diseases, including with respect to manufacturing and clinical trial preparedness. Based on this corporate goal achievement determination, our Board approved Dr. Harr’s 2025 cash bonus at 107.5% of his target bonus, resulting in a bonus amount of $450,369.

Long-Term Equity Incentive Awards

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture, and help align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our executive officers, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options, restricted stock awards, or restricted stock units (RSUs). Our Board continues to evaluate what type of equity ownership guidelines or holding periods may be appropriate for our executive officers in light of our current stage of development and strategic goals.

We typically grant equity awards to each executive officer at the start of employment as well as on an annual basis, based on corporate and individual performance, to promote retention and to provide our executive officers with continued incentive to improve corporate performance and execute our strategic objectives. These equity awards generally vest over several years to focus our executive officers on the company’s success over a multi-year period.

In March 2025, Dr. Harr and Mr. Cassidy received annual equity awards comprising (i) options to purchase 750,000 and 240,000 shares, respectively, of our common stock, and (ii) 166,667 and 53,333 RSUs, respectively. Each of Dr. Harr’s and Mr. Cassidy’s option awards vested with respect to 25% of the shares subject to such option on March 6, 2026, and vests with respect to 1/48 of the shares subject to such option each month thereafter, subject to the applicable executive officer’s continuous service to the company through each applicable vesting date. Each of Dr. Harr’s and Mr. Cassidy’s RSU awards vested with respect to 25% of the RSUs subject to the applicable award on March 6, 2026, and vests with respect to 25% of the RSUs subject to the applicable award on each of March 6, 2027, 2028, and 2029, subject to the applicable executive officer’s continuous service to the company through each applicable vesting date. Mr. Cassidy’s option and RSU awards continue to vest in accordance with their terms pursuant to the terms of a consulting agreement that we entered into with Mr. Cassidy. For addition information regarding the vesting of Mr. Cassidy’s equity awards following his resignation, see the section of this proxy statement titled “Narrative Disclosure to Summary Compensation Table – Employment Arrangements – Mr. Cassidy’s Consulting Agreement.”

As shown in the Summary Compensation Table above, the grant date fair values of the annual equity awards granted to Dr. Harr in 2025 decreased compared to the grant date fair values of the annual equity awards granted to Dr. Harr in 2024. This decrease is primarily due to changes in the price of our common stock at the time of grant of the respective equity awards, as the grant date fair values of these awards are driven in full (with respect to RSUs) or in large part (with respect to stock options) by the stock price on the relevant grant date.

For information on vesting acceleration of the equity awards described above upon each named executive officer’s termination of employment, see the section of this proxy statement titled “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Severance and Change in Control Benefits” and the descriptions of the named executive officers’ offer letter agreements in the section of this proxy statement titled “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Employment Arrangements.”

Severance and Change in Control Benefits

We believe that offering reasonable and competitive severance benefits, including in connection with a change in control of the company, as part of an overall compensation package is necessary to effectively compete for, attract, and retain executive talent. We have agreed to provide certain severance benefits to our named executive officers pursuant to our offer letter agreements with such named executive officers, as described below in the section titled “Employment Arrangements,” and our Change in Control Severance Plan (Severance Plan), as described below.

The severance benefits provided under our Severance Plan do not supersede any severance benefits provided to our named executive officers pursuant to their offer letter agreements, and to the extent that a named executive officer’s offer letter agreement provides for severance benefits that are more advantageous to such named executive officer than our Severance Plan, such named executive officer will continue to be entitled to the severance benefits provided for in his offer letter agreement. If, however, the Severance Plan provides for severance benefits that are more advantageous to such named executive officer than his offer letter agreement, then such named executive officer will be entitled to the severance benefits provided for in our Severance Plan, provided that the value of the severance benefits that such named executive officer will be entitled to under the Severance Plan will be reduced by the value of the severance benefits to which such executive officer is entitled under his offer letter agreement.

Change in Control Severance Plan

Prior to his resignation, Mr. Cassidy participated in our Severance Plan, which our Board initially adopted in December 2018 and amended in February 2024. Under the Severance Plan, in the event Mr. Cassidy’s employment was terminated by us without “cause” (and other than due to Mr. Cassidy’s death or disability (as defined in the Severance Plan)) or Mr. Cassidy resigned for “good reason” (as each such term is defined below) during the period commencing three months prior to, and ending 12 months after, a change in control of the company, Mr. Cassidy would have been entitled to receive (i) a lump sum payment in an amount equal to the sum of 12 months’ base salary and 100% of Mr. Cassidy’s target annual bonus, in each case, as in effect at the time of termination (except that if good reason is triggered due to a material reduction in base salary, then the base salary amount will be based on the base salary as in effect immediately prior to such reduction), (ii) reimbursement for continued health, vision, and dental coverage through COBRA for Mr. Cassidy and his spouse and dependents for a period of up to 12 months, and (iii) accelerated vesting of all equity awards held by Mr. Cassidy, provided that any equity award that is subject to performance-based vesting would have instead accelerated as to the greater of: (a) the number of shares that would have vested (if any) if the performance period ended immediately prior to the change in control (based on the actual performance level achieved through such time), or (b) the target award amount.

In addition, with respect to Mr. Cassidy’s participation in the Severance Plan prior to his resignation, the Severance Plan provided that if, in connection with a change in control of the company, the successor did not assume, or provide a substantially economically equivalent substitute award with vesting provisions at least as favorable as, an equity award held by Mr. Cassidy, then that equity award would have become fully vested immediately prior to the change in control, provided that any equity award that was subject to performance-based vesting would have instead vested based on the greater of: (a) the number of shares that would have vested (if any) if the performance period ended immediately prior to such change in control (based on the actual performance level achieved through such time), or (b) the target award amount.

Mr. Cassidy did not become entitled to, and did not receive, any severance payments or benefits under the Severance Plan in connection with his resignation.

For purposes of Mr. Cassidy’s participation in our Severance Plan prior to his resignation, the following terms have the following meanings:

•

“cause” means the occurrence of any of the following with respect to Mr. Cassidy: (a) an act of dishonesty made in connection with his responsibilities as an employee; (b) a conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement, or any other act of moral turpitude, or a material violation of federal or state law by him that our Board reasonably determined had or will have a material detrimental effect on the company’s reputation or business; (c) gross misconduct; (d) the willful and material unauthorized use or disclosure of any proprietary information or trade secrets of the company or any other party to whom he owed an obligation of nondisclosure as a result of his relationship with the company; (e) the willful breach of any material obligations under any written agreement or covenant with the company; or (f) continued substantial failure to perform his employment duties (other than as a result of his physical or mental incapacity) after he had received a written demand of performance from our chief executive officer that specifically set forth the factual basis for our chief executive officer’s determination that Mr. Cassidy had not substantially performed his duties and had failed to cure such non-performance to our chief executive officer’s reasonable satisfaction within 30 business days after receiving such notice. For purposes of this definition, no act or failure to act would be considered willful unless it was done in bad faith and without reasonable intent that the act or failure to act was in the best interest of the company or required by law. Any act, or failure to act, based upon authority or instructions given to Mr. Cassidy pursuant to a direct instruction from our chief executive officer or based on the advice of counsel for the company would be conclusively presumed to be done or omitted to be done by Mr. Cassidy in good faith and in the best interest of the company.

•

“good reason” means Mr. Cassidy’s resignation within 30 days following the end of the Cure Period (as defined below), without his express written consent, of one or more of the following: (a) a material reduction by the company in his annual target cash compensation (including base pay and target bonus); (b) a material diminution of his authority, duties, or responsibilities relative to his authority, duties, or responsibilities in effect immediately prior to such reduction; (c) a change in the location of his employment of more than 50 miles; or (d) the company’s material breach of the terms of any material written agreement or covenant with him related to his provision of services to the company. In order for an event to qualify as good reason, Mr. Cassidy must not have terminated employment with the company without first providing the company with written notice of the acts or omissions constituting the grounds for “good reason” within 90 days of the initial existence of the grounds for “good reason” and a reasonable cure period of 30 days following the date of written notice to cure such circumstances (the Cure Period), and such grounds must not have been cured during such time.

With respect to Mr. Cassidy’s participation in the Severance Plan prior to his resignation, the Severance Plan required as a condition to Mr. Cassidy’s receiving severance benefits that, among other things, Mr. Cassidy (i) have executed and not revoked a general release of claims against us to mitigate any potential liability or the risk of a dispute or initiation of any litigation with Mr. Cassidy, (ii) comply with the confidentiality agreement and any other agreement between us and Mr. Cassidy following his termination of employment, and (iii) comply with certain non-competition and non-disparagement requirements for 12 months following Mr. Cassidy’s termination of employment.

Other Benefits

Dr. Harr is, and Mr. Cassidy was through the Resignation Date, eligible to participate in our employee benefit plans, including our 401(k) plan, our medical, dental, vision, short- and long-term disability, and group life insurance plans, and our 2021 Employee Stock Purchase Plan (ESPP), in each case on the same basis as our other employees. Our 401(k) plan provides that each participant may contribute up to 100% of such participant’s pre-tax compensation, up to the statutory limit then in effect. Participants who are at least 50 years old can also make additional “catch-up” contributions in amounts up to the applicable statutory limits then in effect. We provide a company match equal to 100% of the amount contributed by an employee, up to a maximum annual amount of, prior to January 1, 2026, $4,000, and, effective January 1, 2026, $4,500, and we pay all company matches in cash. Our 401(k) plan also permits us to make discretionary contributions, subject to established limits and a vesting schedule. To date, we have not made any discretionary contributions to the plan on behalf of participating employees. Our compensation committee periodically reviews the levels of benefits provided to our executive officers to ensure they remain reasonable and consistent with its compensation philosophy.

Perquisites

We do not as a general practice provide perquisites or other personal benefits to our executive officers that differ materially from those available to employees generally.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us. Under the terms of the Severance Plan, if any of the payments or benefits provided for under the Severance Plan or otherwise payable to our named executive officers constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (Code) and could be subject to the excise tax imposed by Section 4999 of the Code, then the applicable named executive officer would be entitled to receive either full payment of such payments and benefits or such lesser amount that would cause no portion of the payments and benefits to be subject to such excise tax, whichever results in the greater after-tax payment and benefits to such named executive officer.

Employment Arrangements

We have entered into employment offer letter agreements with each of our named executive officers. Each such offer letter agreement provides for (or provided for, with respect to Mr. Cassidy) at-will employment and sets forth the initial compensation arrangements for the applicable executive officer, including with respect to initial base salary, annual target cash bonus opportunity, and new hire equity awards (each of which, to the extent outstanding as of December 31, 2025, is disclosed in more detail in the table below titled “Outstanding Equity Awards at Fiscal Year-End”). Mr. Cassidy’s offer letter agreement was negotiated by Dr. Harr and approved by our compensation committee. Dr. Harr’s offer letter agreement was negotiated and approved by our Board.

Dr. Harr’s Offer Letter

On September 27, 2018, we entered into an offer letter with Dr. Harr providing for at-will employment, an annual base salary, eligibility to earn an annual cash bonus, and eligibility to participate in our employee benefit plans.

Under Dr. Harr’s offer letter, upon a termination without “cause” (and other than due to his death or disability) or resignation for “good reason” (as each such term is defined below), other than during the period commencing three months prior to a change in control and ending 12 months after a change in control of the company, Dr. Harr is entitled to receive (i) an amount equal to the sum of 12 months’ base salary and 100% of his target annual bonus, in each case, as in effect at the time of termination (but without taking into account any reduction of his base salary or target annual bonus in breach of his offer letter), payable in installments over the 12-month period following the termination date in accordance with our standard payroll policies, and (ii) payment or reimbursement for continued health, vision, and dental coverage through COBRA for Dr. Harr, his spouse, and any applicable dependents for a period of up to 12 months, in each case, subject to, among other things, Dr. Harr providing a general release of claims against us (Release). On the day of any such termination or resignation, we may enter into a consulting agreement with Dr. Harr for a period of 12 months that provides for (i) annual consulting fees equal to his annual base salary in effect at the time of the termination or resignation, (ii) accelerated vesting of equity awards held by him that would have vested had he remained employed for a period of 12 months following his termination date, and (iii) his right to exercise any vested stock options held by him for a period of up to 90 days following the termination or expiration of the consulting agreement.

In the event Dr. Harr’s employment is terminated by us without cause (and other than due to his death or disability) or he resigns for good reason during the period commencing three months prior to, and ending 12 months after, a change in control of the company, Dr. Harr is entitled to receive (i) an amount equal to the sum of 18 months’ base salary and 150% of his target annual bonus, in each case, as in effect at the time of termination, payable in a single cash lump sum, (ii) payment or reimbursement for continued health, vision, and dental coverage through COBRA for Dr. Harr, his spouse, and any applicable dependents for a period of up to 18 months, (iii) accelerated vesting of all equity awards held by him, and (iv) his right to exercise any vested stock options held by him (after giving effect to any accelerated vesting providing in connection with his termination) for a period of up to 90 days following his termination of employment, in each case, subject to, among other things, Dr. Harr providing a Release.

If Dr. Harr is terminated by the company other than for cause or if Dr. Harr resigns for good reason, he will be entitled to any unpaid annual bonus for the year prior to the year of termination and a pro rata annual bonus for the year of termination, in each case, to be paid when such annual bonuses are paid to employees generally. In addition, if Dr. Harr is terminated due to his death, his estate or beneficiary will be entitled to any unpaid annual bonus for the year prior to the year of termination and a pro rata annual bonus for the year of termination, in each case, to be paid as soon as administratively practicable following the date of such termination.

For purposes of Dr. Harr’s offer letter, the following terms have the following meanings:

•

“cause” means the occurrence of any of the following with respect to Dr. Harr: (i) a willful act of dishonesty made in connection with his responsibilities as an employee; (ii) his conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement, or a material violation of federal or state law by him, any of which that our Board reasonably determines in good faith has had or will have a material detrimental effect on the company’s reputation or business; (iii) his willful and material unauthorized use or disclosure of any proprietary information or trade secrets of the company or any other party to whom he owes an obligation of nondisclosure as a result of his relationship with the company; (iv) his willful material breach of any obligations under any written agreement or covenant with the company; or (v) his continued substantial failure to perform his employment duties (other than as a result of his physical or mental incapacity). No termination for cause under (iv) or (v) shall be effectuated until after Dr. Harr has received a written demand of performance from our Board that specifically sets forth the factual basis for our Board’s determination that he has not substantially performed his duties and has failed to cure such non-performance to our Board’s reasonable satisfaction within thirty (30) business days after receiving such notice. For purposes of this definition, no act or failure to act shall be considered willful unless it is done in bad faith and without reasonable intent that the act or failure to act was in the best interest of the company. Any act, or failure to act, based upon authority or instructions given to Dr. Harr pursuant to a resolution duly adopted by our Board or based on the advice of counsel for the company will be conclusively presumed to be done or omitted to be done by Dr. Harr in good faith and in the best interest of the company.

•

“good reason” means Dr. Harr’s resignation within 30 days following expiration of any Cure Period (as defined below) following the occurrence of one or more of the following, without his written consent: (i) a material reduction in his base salary or target annual bonus; (ii) a material diminution of his title, duties, responsibilities, or reporting lines; (iii) a change in the location of his employment of more than 50 miles; or (iv) his not being elected or re-elected as, or otherwise ceasing to be, a member of our Board. No event will be considered good reason unless (a) Dr. Harr has given written notice to the company of his intention to terminate his employment for good reason, describing the grounds for such action, no later than 90 days after the first occurrence of such circumstances, (b) he has provided the company with at least 30 days in which to cure the circumstances (the Cure Period), and (c) if the company is not successful in curing the applicable circumstance, he ends his employment within 30 days after the end of the Cure Period.

Mr. Cassidy’s Offer Letter

On September 8, 2022, we entered into an offer letter with Mr. Cassidy providing for at-will employment, an annual base salary, eligibility to earn an annual cash bonus, and eligibility to participate in our employee benefit plans. Effective as of the Resignation Date, Mr. Cassidy resigned from all positions with us and his offer letter is no longer in effect.

While it was in effect, under Mr. Cassidy’s offer letter, upon Mr. Cassidy’s termination of employment by us other than for “cause” (and other than due to his death or disability) or his resignation for “good reason” (as each such term is defined below) other than during the period commencing three months prior to a change in control and ending 12 months after a change in control, he would have been entitled to receive (i) an amount equal to the sum of nine months’ base salary and 75% of his target annual bonus, in each case, as in effect at the time of termination (but without taking into account any reduction of his base salary or target annual bonus in breach of his offer letter), payable in installments over the nine-month period following the termination date in accordance with our standard payroll policies, and (ii) payment or reimbursement for continued health, vision, and dental coverage through COBRA for Mr. Cassidy, his spouse, and any applicable dependents for a period of up to nine months, in each case, subject to, among other things, Mr. Cassidy providing a Release.

Mr. Cassidy did not become entitled to, and did not receive, any severance payments or benefits under his offer letter in connection with his resignation.

For purposes of Mr. Cassidy’s offer letter while it was in effect, the following terms had the following meanings:

•

“cause” means the occurrence of any of the following with respect to Mr. Cassidy: (i) a willful act of dishonesty made by him in connection with his responsibilities as an employee; (ii) his conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement, or a material violation of federal or state law by him, any of which that our Board reasonably determined in good faith had or will have a material detrimental effect on the company’s reputation or business; (iii) his willful and material unauthorized use or disclosure of any proprietary information or trade secrets of the company or any other party to whom he owes an obligation of nondisclosure as a result of his relationship with the company; (iv) his willful material breach of any obligations under any written agreement or covenant with the company; or (v) his continued substantial failure to perform his employment duties (other than as a result of his physical or mental incapacity). No termination for cause under (iv) or (v) would be effectuated until after Mr. Cassidy had received a written demand of performance from our chief executive officer that specifically sets forth the factual basis for our chief executive officer’s determination that Mr. Cassidy had not substantially performed his duties and had failed to cure such non-performance to our chief executive officer’s reasonable satisfaction within thirty (30) business days after receiving such notice. For purposes of this definition, no act or failure to act would be considered willful unless it was done in bad faith and without reasonable intent that the act or failure to act was in the best interest of the company. Any act, or failure to act, based upon authority or instructions given to him pursuant to a resolution duly adopted by our chief executive officer, or based on the advice of counsel for the company, would be conclusively presumed to be done or omitted to be done by Mr. Cassidy in good faith and in the best interest of the company.

•

“good reason” means Mr. Cassidy’s resignation within 30 days following expiration of any Cure Period (as defined below) following the occurrence of one or more of the following, without his written consent: (i) a material reduction in his base salary or target annual bonus; (ii) a material diminution of his title, duties, responsibilities or reporting lines; or (iii) a change in the location of his employment of more than 50 miles. No event would be considered good reason unless (a) Mr. Cassidy had given written notice to the company of his intention to terminate his employment for good reason, describing the grounds for such action, no later than 90 days after the first occurrence of such circumstances, (b) he had provided the company with at least 30 days in which to cure the circumstances (the Cure Period), and (c) if the company was not successful in curing the applicable circumstances, he ended his employment within 30 days after the end of the Cure Period.

Mr. Cassidy’s Consulting Agreement

In connection with his resignation, we entered into a consulting agreement with Mr. Cassidy (the Consulting Agreement) for the performance of transition and project-based services by Mr. Cassidy during the period commencing immediately following the termination of his employment and ending on October 19, 2026, unless earlier terminated under certain circumstances (the Consulting Period). Under the Consulting Agreement, we agreed to pay Mr. Cassidy up to a total of $25,000 for the performance of project-based services. Mr. Cassidy’s outstanding equity awards as of the Resignation Date continue to vest for the duration of the Consulting Period in accordance with their terms and will cease vesting thereafter.

Equity Plans
Under our 2021 Incentive Award Plan, as amended (the 2021 Plan), if a participant experiences a termination of service during the period beginning three months prior to and ending 12 months following the closing of a change in control that is effected by us without cause (as defined in the 2021 Plan) or by such participant for good reason (as defined in the 2021 Plan), then such participant’s awards under the 2021 Plan shall become fully vested and, if applicable, exercisable, and all forfeiture restrictions on such awards shall lapse as of immediately prior to the consummation of such change in control or, if later, the date of such termination of service. In the event of a change in control effected by us, in the event that the successor corporation in such change in control refuses to assume or substitute for awards granted under the 2021 Plan (other than any portion subject to performance-based vesting), then such awards will become fully vested and, if applicable, exercisable, immediately prior to the consummation of such transaction, all forfeiture restrictions on such awards will lapse, and, to the extent unexercised upon consummation of such transaction, such awards shall terminate in exchange for cash, rights, or other property.
Similarly, under our 2018 Equity Incentive Plan, as amended (the 2018 Plan), if a change in control occurs and a participant’s awards are not continued, converted, assumed, or replaced with a substantially similar award, and provided that the participant has not experienced a termination of service, then immediately prior to the change in control, such awards shall become fully vested, exercisable, and/or payable, as applicable, and all forfeiture, repurchase, and other restrictions on such awards shall lapse, in which case, such awards shall be canceled upon the consummation of the change in control in exchange for the right to receive the change in control consideration payable to other holders of common stock; provided, that if the amount to which a participant would be entitled upon the settlement or exercise of any such award at the time of the change in control is equal to or less than zero, then such award may be terminated without payment.
In addition, each of the 2021 Plan and 2018 Plan provides that, if a participant experiences a termination of service due to such participant’s death and such participant had served as an employee for at least one year prior to such termination of service, then (i) if such participant was a Section 16 Officer as of immediately prior to such participant’s termination of service, then the plan administrator may, at any time prior to the three-month anniversary of such termination of service, provide that such participant’s outstanding, unvested awards as of the date of such termination of service become immediately vested and, if applicable, fully or partially exercisable and free of some or all restrictions and conditions, or otherwise fully or partially realizable, and (ii) if the individual was not a Section 16 Officer as of immediately prior to such participant’s termination of service, then any outstanding, unvested awards as of the date of such termination of service that would have vested within 24 months following such termination had the participant remained an employee will be immediately vested and, if applicable, exercisable, and free of all restrictions and conditions, as of the date of such termination of service.
Clawback Policy
We have adopted a compensation recovery policy (Clawback Policy) in compliance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, final SEC rules, and applicable Nasdaq Listing Rules, which covers our current and former executive officers, including our named executive officers (Covered Persons). Under the Clawback Policy, if we are required to prepare a restatement of our previously-issued financial statements to correct our material noncompliance with any financial reporting requirement under securities laws, we will, subject to certain exceptions, recover any incentive-based compensation received by any Covered Person after the effective date of the Clawback Policy and during the three completed fiscal-year period preceding the date on which the Board concludes (or reasonably should have concluded) that we are required, or a court, regulator, other legally authorized body requires us, to prepare the restatement that is in excess of what would have been paid or earned by such Covered Person had the financial results been properly reported as set forth in the restatement. There is no fault or misconduct required to trigger recovery of incentive-based compensation under the Clawback Policy.

Policies and Practices Related to the Timing of Option Awards
As discussed above, our executive compensation program includes the grant of long-term equity incentive awards, including awards of options to purchase shares of our common stock. We do not have a formal written policy regarding the timing of option awards, including in relation to the disclosure of material non-public
information. However, our standard practice is for our Board (with respect to equity awards for our Chief Executive Officer) or compensation committee (with respect to equity awards for our other executive officers and certain other service providers) to annually approve the grant of equity awards, including option awards, for the current calendar year at each regularly-scheduled February meeting of the Board or compensation committee, as applicable, with the grant date to automatically occur at a pre-specified
later date. The grant date for such annual equity awards is generally on the first Thursday in March of each applicable calendar year.
The grant date for such annual equity awards occurs at a time when we are generally not expected to be in possession of material non-public
information regarding our business, and at a time when we are not expected to have recently disclosed, or to be imminently disclosing, material non-public
information. If, in a particular year, we were to be in possession of material non-public
information at or around the time of the Board or compensation committee approval or the grant date for such annual equity awards, the Board and compensation committee may consider departing from the standard approval and grant timing if they deem such departure to be appropriate and in our and our stockholders’ best interests.
We may grant equity awards, including option awards, to our executive officers and other eligible service providers outside of our annual award cycle for new hires, promotions, recognition, retention, or other purposes. New hire option awards for executive officers are generally granted effective as the date of their commencement of employment. In determining when to grant other
“off-cycle”
option awards, the Board or compensation committee generally would seek to do so at a time when we are not expected to be in possession of material non-public
information regarding our business, and at a time when we are not expected to have recently disclosed, or to be imminently disclosing, material non-public
information. Our equity incentive committee (EIC) generally grants option awards to non-executive
employee new hires on a weekly basis, without taking material non-public
information regarding our business into account. Option awards for our non-employee
directors are granted automatically pursuant to our Director Compensation Program (as defined below).
During the year ended December 31, 2025, we did not (i) time the disclosure of material non-public
information for the purpose of affecting the value of executive compensation, or (ii) grant any option awards to any of our named executive officers in any period beginning four business days prior to the filing of a periodic report on Form
10-Q
or Form
10-K
or a current report on Form
8-K
that discloses material
non-public
information, and ending one business day after the filing of such Form
10-Q,
Form
10-K,
or Form
8-K.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive risk-taking. This is primarily because our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by our named executive officers that were outstanding as of December 31, 2025.

			Option Awards(1)				Stock Awards(2)
Name	Vesting Commencement Date(3)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(4)
Steven D. Harr, M.D.	2/14/2020		590,000	—	1.48	1/29/2030	—	—
	2/15/2021	(5)	1,118,723	—	7.80	11/9/2030	—	—
	3/3/2022		712,500	47,500	5.70	3/2/2032	—	—
	3/2/2023		446,875	203,125	3.76	3/1/2033	—	—
	3/7/2024		393,750	506,250	9.58	3/6/2034	—	—
	3/7/2024		—	—	—	—	150,000	610,500
	3/6/2025		—	750,000	2.55	3/5/2035	—	—
	3/6/2025		—	—	—	—	166,667	678,335
Bernard J. Cassidy(6)	9/15/2022		650,000	150,000	7.13	9/14/2032	—	—
	3/2/2023		96,250	43,750	3.76	3/1/2033	—	—
	3/7/2024		86,953	111,797	9.58	3/6/2034	—	—
	3/7/2024		—	—	—	—	33,126	134,823
	3/6/2025		—	240,000	2.55	3/5/2035	—	—
	3/6/2025		—	—	—	—	53,333	217,065

(1)

Except as otherwise noted, each option award vests as to 25% of the shares initially underlying the award on the first anniversary of the vesting commencement date and as to 1/48 of the shares initially underlying the award each month thereafter until fully vested on the fourth anniversary of the vesting commencement date, subject to the applicable executive officer’s continued service to the company through each applicable vesting date.

(2)

Each RSU award vests as to 25% of the shares initially underlying the award on each of the first, second, third, and fourth anniversaries of the vesting commencement date, subject to the applicable executive officer’s continued service to the company through each applicable vesting date.

(3)

For information on vesting acceleration of the equity awards described in this table upon each named executive officer’s termination of employment, see the section of this proxy statement titled “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Severance and Change in Control Benefits” and the descriptions of the named executive officers’ offer letter agreements in the section of this proxy statement titled “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Employment Arrangements.”

(4)	The market value of RSU awards is based on the closing market price of our common stock of $4.07 per share on December 31, 2025.
(5)

This stock option award vested over four years in accordance with the following schedule: (a) with respect to 50% of the shares initially underlying the award, 25% of these shares vested on February 15, 2022, and the remaining shares vested on a monthly basis thereafter in equal installments, and (b) with respect to the remaining 50% of the shares initially underlying the award, 25% of these shares vested on the satisfaction of certain performance conditions, and the remaining shares vested on a monthly basis following February 15, 2022 in equal installments.

(6)

Mr. Cassidy voluntarily resigned from all positions with us effective as of the Resignation Date. His outstanding equity awards continue to vest pursuant to their terms pursuant to the terms of the Consulting Agreement. For additional information regarding the vesting of equity awards following Mr. Cassidy’s resignation, see the section of this proxy statement titled “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Employment Arrangements – Mr. Cassidy’s Consulting Agreement.”

Indemnification

We entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements and our certificate of incorporation and bylaws provide for indemnification of each of our directors and executive officers to the fullest extent permitted by Delaware law.

Our certificate of incorporation also provides that, to the fullest extent permitted by law, we will indemnify any of our directors or officers against all damages, claims, and liabilities arising out of the fact that the person is or was our director or officer or served any other enterprise at our request as a director or officer. Amending this provision will not reduce our indemnification obligations relating to actions taken before any such amendment.

DIRECTOR COMPENSATION

Cash and Equity Compensation

We maintain a non-employee director compensation program (Director Compensation Program) that was last amended on February 19, 2026 and was previously amended on February 27, 2025, as further described below.

Under our Director Compensation Program, each non-employee director receives an annual base cash retainer of $40,000. In addition, our non-employee directors receive the following cash compensation for Board services, as applicable:

•	any non-executive chairperson receives an additional annual retainer of $35,000;

•	the chairperson of our audit committee receives an additional annual retainer of $20,000;

•	each member of our audit committee, other than the chairperson, receives an additional annual retainer of $10,000;

•	the chairperson of our compensation committee receives an additional annual retainer of $15,000;

•	each member of our compensation committee, other than the chairperson, receives an additional annual retainer of $7,500;

•	the chairperson of our nominating and corporate governance committee receives an additional annual retainer of $10,000; and

•	each member of our nominating and corporate governance committee, other than the chairperson, receives an additional annual retainer of $5,000.

We pay all such amounts in quarterly installments promptly following the end of the applicable quarter. We also reimburse each director for his or her travel expenses incurred in connection with attendance at Board and committee meetings held in person, if any.

Each non-employee director may elect to receive all or part of his or her annual cash retainer in the form of RSUs under the 2021 Plan. Elections to convert all or a portion of the annual cash retainer into RSUs (each, an RSU Election) must generally be made on or prior to December 31 of the year prior to the year in which the annual cash retainer is scheduled to be paid, or such earlier deadline as may be established by our Board or compensation committee. Each individual who becomes a non-employee director is permitted to submit an RSU Election for the annual cash retainer payments scheduled to be paid in the same calendar year, provided that the RSU Election is made prior to the date the individual becomes a non-employee director. RSUs granted in lieu of all or a portion of the annual cash retainer are fully vested on the grant date and have a grant date fair value equal to the amount of the annual cash retainer or applicable portion thereof.

Additionally, if permitted by our Board or the compensation committee, non-employee directors may elect to defer delivery of all or part of the shares under their RSUs issuable pursuant to an RSU Election (Deferral Election). Any Deferral Election is subject to the rules, conditions, and procedures as determined by our Board or the compensation committee in its sole discretion, which are intended to comply with the requirements of Section 409A of the Code (Section 409A). Timing of any deferred delivery of shares is made in accordance with the terms of the applicable Deferral Election.

Under our Director Compensation Program, we grant to each non-employee director (i) an initial option to purchase that number of shares of our common stock calculated by dividing (a) $750,000 by (b) the per share Black-Scholes value of the option, calculated based on the closing trading price of our common stock as of the grant date (or if the grant date is not a trading day, the immediately preceding trading day) and using assumptions published in our most recent periodic report as of the grant date, rounded down to the nearest whole share, upon the director’s initial appointment or election to our Board (the Initial Grant), up to a maximum of: prior to

February 19, 2026, 115,000 shares; and effective February 19, 2026, 160,000 shares, and (ii) for each non-employee director who has served on our Board for at least four months as of the date of each annual meeting of stockholders and will continue to serve as a non-employee director immediately following such meeting, an option to purchase that number of shares of our common stock calculated by dividing (a) $425,000 by (b) the per share Black-Scholes value of the option, calculated based on the closing trading price of our common stock as of the trading day immediately preceding the grant date and using assumptions published in our most recent periodic report as of the grant date, rounded down to the nearest whole share, on the date of each annual meeting of stockholders thereafter (the Annual Grant), up to a maximum of: prior to February 27, 2025, 65,000 shares; effective February 27, 2025 and prior to February 19, 2026, 80,000 shares; and effective February 19, 2026, 90,000 shares. The Initial Grant vests and becomes exercisable as to 1/36 of the underlying shares on a monthly basis over three years, subject to the applicable director’s continued service to the company through each applicable vesting date. The Annual Grant vests and becomes exercisable on the earlier of (i) the first anniversary of the grant date of such Annual Grant or (ii) immediately prior to our next annual meeting of stockholders, subject to the applicable director’s continued service to the company through such vesting date or time.

Upon a change in control (as defined in the 2021 Plan) of the company, each Initial Grant and Annual Grant, along with any other stock options or equity-based awards held by any non-employee director, will become fully vested and exercisable.

Equity awards granted pursuant to our Director Compensation Program are currently awarded under, and subject to the terms of, the 2021 Plan. The 2021 Plan provides that the sum of the grant date fair value of all equity-based awards granted under the 2021 Plan and the maximum amount that may become payable pursuant to all cash-based awards granted under the 2021 Plan that may be granted as compensation for non-employee director services during any calendar year may not exceed $1,500,000.

Our compensation committee periodically reviews our Director Compensation Program, taking into account various factors, including the director compensation practices of our peer group, to determine whether any updates to the Director Compensation Program are appropriate. In each of early 2025 and early 2026, the compensation committee conducted such a review and taking into account, among other things, Aon’s annual market review of peer company director compensation programs, the compensation committee recommended, and the Board approved, (i) in 2025, an increase in the maximum number of option shares for the Annual Grant, and (ii) in 2026, an increase in the maximum number of option shares for each of the Initial Grant and Annual Grant.

Director Compensation

The following table sets forth information concerning compensation accrued or paid to our current and former non-employee directors for their service on our Board during the year ended December 31, 2025. As Dr. Harr is an executive officer of the company, he did not receive any compensation for his service as a director during 2025, and his compensation is not set forth in the table below. Information regarding Dr. Harr’s compensation for 2025 is set forth in the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)		Option Awards(1)(2)(3) ($)	Total ($)
Joshua H. Bilenker, M.D.	46,729		122,787	169,517
Hans E. Bishop	97,727	(4)	122,787	220,515
Douglas Cole, M.D.	20,488		—	20,488
Richard Mulligan, Ph.D.(5)	40,000		122,787	162,787
Robert Nelsen	40,000		122,787	162,787
Alise S. Reicin, M.D.	47,500		122,787	170,287
Robert L. Rosiello(6)	30,119		200,577	230,696
Michelle Seitz, CFA	60,000		122,787	182,787
Mary Agnes (Maggie) Wilderotter	39,783		122,787	162,570
Patrick Y. Yang, Ph.D.	45,000		122,787	167,787

Note: Certain amounts may not sum due to rounding.

(1)

Amounts reflect the grant date fair value of stock option awards determined in accordance with ASC 718. For information regarding assumptions underlying the value of equity awards, see Note 13 to our financial statements and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical accounting policies and significant judgements and estimates – Stock-based compensation” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. These amounts do not correspond to the actual value that the directors will recognize.

(2)

On June 5, 2025, pursuant to our Director Compensation Program, each of our continuing non-employee directors, other than Mr. Rosiello, was granted an option to purchase 80,000 shares of our common stock. The shares underlying these options will vest and become exercisable on the earlier of (i) June 5, 2026 or (ii) immediately prior to the Annual Meeting, subject to the applicable director’s continued service to the company through such vesting date or time.

(3)

The following table provides the total number of option shares outstanding for each non-employee director as of December 31, 2025. For information regarding Dr. Harr’s option shares outstanding as of December 31, 2025, see the table above titled “Outstanding Equity Awards at Fiscal Year-End.”

Name	Options Outstanding (#)
Joshua H. Bilenker, M.D.	380,545
Hans E. Bishop	298,591
Douglas Cole, M.D.(7)	218,591
Richard Mulligan, Ph.D.	907,500
Robert Nelsen	298,591
Alise S. Reicin, M.D.	380,545
Robert L. Rosiello	115,000
Michelle Seitz, CFA	380,545
Mary Agnes (Maggie) Wilderotter(7)	288,750
Patrick Y. Yang, Ph.D.	298,591

(4)

The full amount reported for Mr. Bishop reflects the value of 35,966 RSUs granted to Mr. Bishop pursuant to his RSU Election under our Director Compensation Program. Mr. Bishop elected to receive 100% of his annual cash retainer payments for 2025 in the form of RSUs. Mr. Bishop elected to defer delivery of the shares underlying the fully-vested RSUs granted to him under our Director Compensation Program until the earlier of April 6, 2028; Mr. Bishop’s separation from service (within the meaning of Section 409A); a change in control (as defined in the 2021 Plan) that constitutes a “change in control event” (within the meaning of Section 409A); or his death.

(5)

Dr. Mulligan resigned from his employment as our Head of Sana Innovation Research effective March 8, 2024 and has since continued serving on our Board. Dr. Mulligan commenced earning fees for his services as a director immediately following such resignation. The amounts reflected in this table exclude $52,726 of garden leave payments received by Dr. Mulligan in 2025 pursuant to the terms and conditions of his employment as our former Head of Sana Innovation Research.

(6)

On June 5, 2025, pursuant to our Director Compensation Program, Mr. Rosiello was granted an option to purchase 115,000 shares of our common stock. The shares underlying this option vest and become exercisable as to 1/36 of the shares underlying the option on each monthly anniversary of the grant date, subject to Mr. Rosiello’s continued service to the company through each such vesting date.

(7)

In connection with the conclusion of each of Dr. Cole’s and Ms. Wilderotter’s service on our Board in 2025 (the Former Directors), in recognition of each Former Director’s valuable contributions and service to the company, our Board approved an extension of the post-termination option exercise period (the Exercise Period) for all vested and outstanding options held by each Former Director as of the date of such Former Director’s conclusion of service on our Board. The Exercise Period for such vested and outstanding options was extended to, with respect to Dr. Cole, December 31, 2026, and with respect to Ms. Wilderotter, March 31, 2027.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

General

Our audit committee has appointed EY to act as our independent registered public accounting firm and to audit our financial statements for the fiscal year ending December 31, 2026. EY has served as our independent registered public accounting firm and audited our financial statements since 2019.

To help ensure auditor independence, our audit committee reviews EY’s independence and performance on an annual basis as part of its decision whether to continue to engage EY as the company’s independent auditor. In the course of its reviews, our audit committee considers, among other things, the following factors:

•	EY’s historical and recent performance on the company’s audit;

•	EY’s institutional knowledge and expertise regarding the company’s business, accounting policies and practices, and internal control over financial reporting;

•	the professional qualifications of relevant EY personnel, including its lead audit partner;

•	the quality and candor of EY’s communications with our audit committee and management;

•	EY’s disclosures regarding audit quality and performance;

•	the appropriateness of EY’s audit fees, including fees for non-audit services; and

•	the potential impact to the company of changing our independent registered public amounting firm.

In addition, our audit committee is responsible for oversight of the process to select, review, and evaluate EY’s lead audit partner, including by meeting with candidates for lead audit partner and engaging in discussions with company management.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of EY as our independent registered public accounting firm. However, our audit committee is presenting this proposal to the stockholders for ratification as a matter of good corporate governance. If this appointment is not ratified by our stockholders, our audit committee will consider that fact when it selects our independent auditors for the following fiscal year.

We expect that representatives of EY will attend the Annual Meeting. We will provide these representatives an opportunity to make a statement at the Annual Meeting if they desire to do so, and they will be available to respond to appropriate questions from stockholders.

Vote Required

The proposal to ratify the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2026 requires “For” votes from a majority of the votes cast at the Annual Meeting by the holders of the shares present by remote communication (via the Internet) or represented by proxy and entitled to vote on the proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the outcome of this proposal.

Our Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Pre-Approval Policies and Procedures

Our audit committee pre-approves all audit services and non-audit services to be performed by EY, which may include audit-related services, tax services, and other services, and, in each case, the estimated fees for those services. The actual fees billed, to the extent they exceed the estimated amounts, are periodically reviewed and approved by our audit committee.

Our audit committee may delegate to one or more of its designated members the authority to grant required pre-approvals. The decision of any member to whom authority is delegated to pre-approve services of EY shall be presented to our full audit committee at its next scheduled meeting. During our fiscal years ended December 31, 2025 and 2024, all services provided by EY were pre-approved by our audit committee.

Independent Registered Public Accounting Firm Fees and Services

During the fiscal years ended December 31, 2025 and 2024, we retained EY to provide audit and other services. The following table represents aggregate fees billed or to be billed to us by EY for services performed for the fiscal years ended December 31, 2025 and 2024. All fees billed or to be billed to us by EY for services performed for the fiscal years ended December 31, 2025 and 2024 were approved by our audit committee or a designated member of our audit committee in accordance with the pre-approval policies and procedures described above and applicable SEC rules and regulations.

Fees (in thousands)	2025	2024
Audit Fees(1)	$1,453	$1,529
Audit-Related Fees(2)	—	—
Tax Fees(3)	70	69
All Other Fees(2)	—	—

	$1,523	$1,598

(1)

This category consists of fees for professional services rendered for the audit of our annual financial statements, review of interim financial statements, assistance with registration statements filed with the SEC, and other services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including accounting consultations and research related to EY’s audit.

(2)	There were no audit-related fees or other fees incurred in 2025 or 2024.
(3)	This category consists of fees for professional services, including related to tax, consulting, and compliance.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures Regarding Transactions with Related Persons

We have adopted a policy (Related Person Transactions Policy) in which our audit committee (or any other committee of our Board consisting of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest) must review and approve all proposed related person transactions. This review covers any transaction, arrangement, or relationship, or any series of similar transactions, arrangements or relationships, (x) in which we were or are to be a participant; (y) that is a material transaction, arrangement, or relationship, including if the amount involved exceeds $120,000; and (z) a related person had or will have a direct or indirect material interest, including purchases of goods or services by or from a related person or entities in which the related person has a material interest, and indebtedness, guarantees of indebtedness, and employment by us of a related person.

In conducting any such review and determining whether to approve or reject the transaction, the audit committee (or other committee, as applicable) will consider the relevant facts and circumstances available and deemed relevant to such committee, including the commercial reasonableness of the terms of the transaction, the materiality and character of the related person’s direct or indirect interest in the transaction, and the potential applicability of the conflicts of interest and corporate opportunity provisions of our code of conduct.

A “related person” is any person who (i) is or was at any time since the beginning of the previous fiscal year one of our executive officers, directors, or director nominees, or is a beneficial owner of more than 5% of our common stock; (ii) an immediate family member of any of the foregoing persons; (iii) an entity owned or controlled by any of the foregoing persons; or (iv) an entity in which any of the foregoing persons is employed.

Certain Related Person Transactions

Since January 1, 2024, other than as described below, there have been no transactions or series of similar transactions to which we were a party or will be a party, and which qualified as a related person transaction. All of the transactions described below were reviewed and approved by either our audit committee or another committee of our Board in accordance with our Related Person Transactions Policy, except for those that occurred prior to the adoption of such policy.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.

Participation in Follow-On Offerings

August 2025 Follow-On Offering

In August 2025, we entered into an underwriting agreement with Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, and BofA Securities, Inc., as representatives of the several underwriters, relating to a follow-on underwritten public offering of shares of our common stock and pre-funded warrants (August 2025 Offering). Pursuant to the underwriting agreement, we sold an aggregate of 24,253,730 shares of our common stock, including 3,358,208 shares of common stock that we sold pursuant to full exercise by the underwriters of their option to purchase additional shares in connection with the August 2025 Offering, at a price to the public of $3.35 per share, and in lieu of common stock to certain investors, pre-funded warrants to purchase 1,492,537 shares of common stock at a price to the public of $3.3499 per pre-funded warrant, which represents the per share public offering price of each share of common stock less the $0.0001 per share exercise price for each pre-funded warrant. The August 2025 Offering closed on August 8, 2025, after which the underwriters exercised their option to purchase additional shares, the closing of which occurred on August 20, 2025.

In connection with the August 2025 Offering, entities affiliated with FMR LLC, which were, collectively, a holder of more than 5% of our capital stock as of the time of the August 2025 Offering, purchased 2,388,059 shares of our common stock from the underwriters at the August 2025 Offering price to the public of the shares of common stock, for an aggregate cash purchase price of $7,999,998.

February 2024 Follow-On Offering

In February 2024, we entered into an underwriting agreement with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, and BofA Securities, Inc., as representatives of the several underwriters, relating to a follow-on underwritten public offering of shares of our common stock and pre-funded warrants (February 2024 Offering). Pursuant to the underwriting agreement, we sold an aggregate of 21,772,728 shares of our common stock, including 4,500,000 shares of common stock that we sold pursuant to full exercise by the underwriters of their option to purchase additional shares in connection with the February 2024 Offering, at a price to the public of $5.50 per share, and in lieu of common stock to certain investors, pre-funded warrants to purchase 12,727,272 shares of common stock at a price to the public of $5.4999 per pre-funded warrant, which represents the per share public offering price of each share of common stock less the $0.0001 per share exercise price for each pre-funded warrant. The February 2024 Offering closed on February 12, 2024.

In connection with the February 2024 Offering, certain holders of more than 5% of our capital stock as of the time of the February 2024 Offering purchased shares of our common stock and pre-funded warrants from the underwriters at the February 2024 Offering price to the public of the shares of common stock or pre-funded warrants, as applicable. The following table sets forth the number of shares of our common stock and pre-funded warrants purchased and the aggregate cash purchase price paid by each of these stockholders.

Purchaser Name	Shares of Common Stock	Pre-Funded Warrants	Aggregate Cash Purchase Price
Entities affiliated with ARCH Venture Partners	1,818,181	—	$9,999,996
Entities affiliated with Baillie Gifford & Co.	900,000	—	$4,950,000
Entity affiliated with Flagship Pioneering Funds	—	2,727,272	$14,999,723
Entities affiliated with FMR LLC	3,388,900	—	$18,638,950

Investors’ Rights Agreement

In February 2019, we entered into an amended and restated investors’ rights agreement (Rights Agreement) with certain holders of our capital stock and certain of our directors and executive officers and their immediate family members, including Mr. Bishop; Dr. Harr; Brian Harr, Dr. Harr’s brother; ARCH Venture Fund IX, L.P., ARCH Venture Fund IX Overage, L.P., ARCH Venture Fund X, L.P., and ARCH Venture Fund X Overage, L.P, which are affiliated with ARCH Venture Partners, which owns, in the aggregate, more than 5% of our common stock; and Flagship Ventures Fund V, L.P., Flagship VentureLabs V LLC, Flagship Pioneering Fund VI, L.P., and Flagship V VentureLabs Rx Fund, L.P., which are affiliated with Flagship Pioneering Funds, which owns, in the aggregate, more than 5% of our common stock. Under the Rights Agreement, certain holders of our stock had the right to demand that we file a registration statement or request that their shares of our stock be covered by a registration statement that we are otherwise filing. These rights expired automatically in February 2026 upon the fifth anniversary of our initial public offering pursuant to the terms of the Rights Agreement.

Beam Therapeutics Inc. Option and License Agreement

In October 2021, we entered into an Option and License Agreement (Beam License) with Beam, pursuant to which Beam granted us a non-exclusive license to use Beam’s proprietary CRISPR Cas12b nuclease editing technology for a specified number of gene editing targets to research, develop, and commercialize engineered cell therapy products that (i) are directed to certain antigen targets, with respect to allogeneic T cell product candidates, or (ii) comprise certain human cell types, with respect to stem cell-derived product candidates. We are permitted to use the CRISPR Cas12b system to modify or introduce, ex vivo, selected genetic sequences with respect to the licensed products under the Beam License. Pursuant to the Beam License, we paid Beam an upfront payment of $50 million. Additionally, we may be obligated to pay up to $65 million in specified developmental and commercial milestones and royalties on each licensed product. We and Beam entered into amendments to the Beam License in each of June 2022, July 2022, March 2023, April 2024, and January 2025.

At the time of the entry into the Beam License, Mr. Nelsen, a member of our Board, was a beneficial owner of greater than 10% of the outstanding shares of Beam. During 2024, Mr. Nelsen was also affiliated with a member of the board of directors of Beam. In addition, Mr. Nelsen is affiliated with ARCH Venture Partners, which is a holder of greater than 5% of the outstanding shares of our common stock and in 2024 was a holder of greater than 5% of the outstanding shares of common stock of Beam, and was so affiliated at the time of our entry into the Beam License. For information regarding the Beam License, see “Business – Key Intellectual Property Agreements – Ex Vivo Cell Engineering Platform – License Agreement with Beam” included in Part I, Item I of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. For more information regarding ARCH Venture Partners’ ownership of our securities and Mr. Nelsen’s relationship with ARCH Venture Partners, see the section of this proxy statement titled “Security Ownership of Certain Beneficial Owners and Management.”

Other Transactions

We have entered into various employment-related agreements and compensatory arrangements with our directors and executive officers that, among other things, provide for compensation, including grants of stock option, restricted stock, and RSU awards, and certain severance and change in control benefits. For a description of these arrangements, see the sections of this proxy statement titled “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Long-Term Equity Incentive Awards,” “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Severance and Change in Control Benefits,” “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Employment Arrangements,” and “Director Compensation – Cash and Equity Compensation.”

We have entered into indemnification agreements with each of our directors and executive officers. Our indemnification agreements and obligations with respect to our directors and executive officers are further described in the section of this proxy statement titled “Executive Compensation – Indemnification.” In addition, we maintain directors’ and officers’ liability insurance as well as general liability insurance that covers certain liabilities of directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of March 30, 2026 by (i) each named executive officer, (ii) each director and nominee for director, (iii) all directors and executive officers as a group, and (iv) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our outstanding common stock. Other than as set forth in this table, we are not aware of any person or group that holds greater than 5% of our outstanding common stock.

Information with respect to beneficial ownership is based on information furnished to us by each executive officer, director, nominee for director, and stockholder who holds more than 5% of our outstanding common stock, and Schedules 13G or 13D filed with the SEC. Beneficial ownership of securities is determined according to the rules of the SEC and generally means, with respect to a security, that a person or entity possesses sole or shared voting or investment power of such security, including options and warrants that are currently exercisable or will be exercisable within 60 days of March 30, 2026. Options and warrants to purchase shares of our common stock that are or will be exercisable within 60 days of March 30, 2026 are deemed to be beneficially owned by the person holding these options or warrants for the purpose of computing percentage ownership of that person, but they are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all shares of common stock listed as beneficially owned by such beneficial owner, except for shares owned jointly with that person’s spouse.

We have based our calculations of beneficial ownership on 269,816,753 shares of our common stock outstanding as of March 30, 2026.

Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Sana Biotechnology, Inc., 188 East Blaine Street, Suite 350, Seattle, Washington 98102.

Name and Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class (Common Stock)
5% Stockholders:
Entities and individuals affiliated with ARCH Venture Partners(1)	45,860,681	17.0%
Entities and individuals affiliated with Flagship Pioneering Funds(2)	27,729,128	10.2%
Entities and individuals affiliated with FMR LLC(3)	31,318,263	11.6%
Entities affiliated with BlackRock, Inc.(4)	13,643,304	5.1%
Named Executive Officers and Directors:
Steven D. Harr, M.D.(5)	12,650,307	4.6%
Bernard J. Cassidy(6)	1,154,367	*
Hans E. Bishop(7)	6,059,331	2.2%
Joshua H. Bilenker, M.D.(8)	320,545	*
Richard Mulligan, Ph.D.(9)	3,483,954	1.3%
Robert Nelsen(10)	46,093,125	17.1%
Alise S. Reicin, M.D.(11)	300,545	*
Robert L. Rosiello(11)	35,138	*
Michelle Seitz, CFA(11)	300,545	*
Patrick Y. Yang, Ph.D.(12)	367,841	*
All executive officers and directors as a group (11 persons)(13)	70,045,528	25.4%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)

Consists of (i) 10,667,387 shares of common stock held by ARCH Venture Fund IX, L.P. (AVF IX); (ii) 10,301,250 shares of common stock held by ARCH Venture Fund IX Overage, L.P. (AVF IX Overage); (iii) 12,446,022 shares of common stock held by ARCH Venture Fund X, L.P. (AVF X); and (iv) 12,446,022 shares of common stock held by ARCH Venture Fund X Overage, L.P. (AVF X Overage). ARCH Venture Partners IX, L.P. (AVP IX LP) is the sole general partner of AVF IX. ARCH Venture Partners IX Overage,

L.P. (AVP IX Overage GP) is the sole general partner of AVF IX Overage. ARCH Venture Partners IX, LLC (AVP IX LLC) is the sole general partner of each of AVP IX LP and AVP IX Overage GP. Keith Crandell, Robert Nelsen, and Clinton Bybee are managing directors of AVP IX LLC (collectively, the Managing Directors). AVP IX LP and AVP IX Overage GP may be deemed to beneficially own the shares held by AVF IX and AVF IX Overage, respectively, AVP IX LLC may be deemed to beneficially own the shares held by AVF IX and AVF IX Overage, and each of the Managing Directors may be deemed to share the power to direct the disposition and vote of the shares held by AVF IX and AVF IX Overage. AVP IX LP, AVP IX Overage GP, AVP IX LLC, and the Managing Directors each disclaim beneficial ownership except for the shares, if any, that each such entity or individual holds of record. ARCH Venture Partners X, L.P. (AVP X LP) is the sole general partner of AVF X. ARCH Venture Partners X Overage, L.P. (AVP X Overage GP) is the sole general partner of AVF X Overage. ARCH Venture Partners X, LLC (AVP X LLC) is the sole general partner of each of AVP X LP and AVP X Overage GP. Mr. Crandell, Kristina Burow, Steven Gillis, and Mr. Nelsen comprise the investment committee of AVP X LLC (collectively, the Committee Members). AVP X LP and AVP X Overage GP may be deemed to beneficially own the shares held by AVF X and AVF X Overage, respectively, AVP X LLC may be deemed to beneficially own the shares held by AVF X and AVF X Overage, and each of the Committee Members may be deemed to share the power to direct the disposition and vote of the shares held by AVF X and AVF X Overage. AVP X LP, AVP X Overage GP, AVP X LLC, and the Committee Members each disclaim beneficial ownership except for the shares, if any, that each such entity or individual holds of record. The address of each of AVF IX, AVP IX LP, AVP IX LLC, AVF IX Overage, AVF X, AVP X LP, AVF X Overage, AVP IX Overage GP, AVP X Overage GP, AVP X LLC, Messrs. Crandell, Nelsen, Bybee, and Gillis, and Ms. Burow (collectively, the ARCH Reporting Persons) is 8755 W. Higgins Avenue, Suite 1025, Chicago, Illinois 60631. The foregoing information regarding the beneficial ownership of the ARCH Reporting Persons is based on our review of Amendment No. 4 to Schedule 13G filed with the SEC by the ARCH Reporting Persons on November 14, 2025 regarding their beneficial ownership of our common stock as of September 30, 2025.
(2)

Consists of (i) 8,057,470 shares of common stock held by Flagship Ventures Fund V, L.P. (Flagship Fund V); (ii) 8,615,337 shares of common stock held by Flagship VentureLabs V LLC (VentureLabs V); (iii) 7,293,841 shares of common stock held by Flagship Pioneering Fund VI, L.P. (Flagship Fund VI); (iv) 1,035,208 shares of common stock held by Flagship V VentureLabs Rx Fund, L.P. (Flagship Fund V Rx and, together with Flagship Fund VI, Flagship Fund V, and VentureLabs V, the Flagship Funds); and (v) pre-funded warrants to purchase 2,727,272 shares of common stock held by Flagship Pioneering Fund VII, L.P (Flagship Fund VII). VentureLabs V Manager LLC (VentureLabs V Manager) is the manager of VentureLabs V and may be deemed to beneficially own the shares held by VentureLabs V. Flagship Pioneering Fund VI General Partner LLC (Flagship Fund VI GP) is the general partner of Flagship Fund VI and may be deemed to beneficially own the shares held by Flagship Fund VI. Flagship Pioneering, LLC is the manager of VentureLabs V Manager and Flagship Fund VI GP and may be deemed to beneficially own the shares held by VentureLabs V Manager and Flagship Fund VI GP. Flagship Ventures Fund V General Partner LLC (Flagship V GP and, together with VentureLabs V Manager, Flagship Fund VI GP, and Flagship Pioneering, LLC, the Flagship General Partners) is the general partner of Flagship Fund V and Flagship Fund V Rx and may be deemed to beneficially own the shares held by Flagship Fund V and Flagship Fund V Rx. Flagship Pioneering Fund VII General Partner LLC (Flagship Fund VII GP and, together with Flagship Fund VII, the Flagship Fund VII Parties) is the general partner of Flagship Fund VII. Flagship Pioneering, LLC is the manager of Flagship Fund VII GP. Noubar B. Afeyan, Ph.D. is the Manager of the Manager of Flagship Pioneering, LLC, and also serves as the sole manager of Flagship V GP and may be deemed to beneficially own the shares held by the Flagship V GP and Flagship Pioneering, LLC. The address of each of the Flagship Funds, the Flagship General Partners, the Flagship Fund VII Parties, and Dr. Afeyan (collectively, the Flagship Reporting Persons) is c/o Flagship Pioneering, LLC, 55 Cambridge Parkway, Suite 800E, Cambridge, Massachusetts 02142. The foregoing information regarding the beneficial ownership of the Flagship Reporting Persons is based on our review of (a) Amendment No. 1 to Schedule 13G filed with the SEC by certain Flagship Reporting Persons on February 14, 2024 regarding their beneficial ownership of our common stock as of December 31, 2023 and (b) a Form 3 filed with the SEC by certain Flagship Reporting Persons on February 14, 2024.
(3)

Consists of shares of common stock that are, or may be deemed to be, beneficially owned by FMR LLC (FMR), certain of its subsidiaries and affiliates, and certain other companies, including the following subsidiaries of FMR, the parent holding company: Fidelity Management & Research Company LLC (an investment adviser), Fidelity Management Trust Company (a bank), IMPRESA MANAGEMENT LLC (an investment adviser), and Strategic Advisers LLC (an investment adviser) (collectively, the FMR Affiliates). Members of the family of Abigail P. Johnson, a Director and Chairman and Chief Executive Officer of FMR, including Ms. Johnson (collectively, the Johnson Family) are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson Family and all other Series B shareholders have entered into a shareholders’ voting agreement (Voting Agreement) under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the Voting Agreement, members of the Johnson Family may be deemed, under the Investment Company Act, to form a controlling group with respect to FMR. FMR has sole dispositive power over such shares of common stock. One or more other persons are known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such shares of common stock. The interest of Fidelity Growth Company Commingled Pool amounts to 12,246,419 shares of common stock. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210. The foregoing information regarding the beneficial ownership of FMR, the FMR Affiliates, and Ms. Johnson is based on our review of (a) Amendment No. 3 to Schedule 13G filed with the SEC by FMR LLC and Ms. Johnson on November 12, 2024 regarding their beneficial ownership of our common stock as of September 30, 2024, and (b) a Form 4 filed with the SEC by FMR LLC and its direct and indirect subsidiaries, and Abigail P. Johnson on January 10, 2025.

(4)

Consists of shares of common stock held by the following subsidiaries of BlackRock, Inc.: BlackRock Advisors, LLC; BlackRock Asset Management Canada Limited; BlackRock Fund Advisors; BlackRock Asset Management Ireland Limited; BlackRock Institutional Trust Company, National Association; BlackRock Financial Management, Inc.; BlackRock Fund Managers Ltd; BlackRock Asset Management Schweiz AG; and BlackRock Investment Management, LLC (collectively, the BlackRock Entities). BlackRock, Inc. has sole voting power over 13,405,747 shares of common stock and sole dispositive power over 13,643,304 shares of common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001. The foregoing information regarding the beneficial ownership of BlackRock, Inc. and the BlackRock Entities is based on our review of Schedule 13G filed with the SEC by BlackRock, Inc. on January 21, 2026 regarding their beneficial ownership of our common stock as of December 31, 2025.

(5)

Consists of (i) 7,944,251 shares of common stock; (ii) 682,500 shares of common stock held by the Harr Family Irrevocable Trust of 2015 dtd 12/28/2015; (iii) 167,000 shares of common stock held by the Brian L Harr TTEE CCH Irrevocable Trust U/A DTD 03/25/2021; (iv) 167,000 shares of common stock held by the Brian L Harr TTEE JOH Irrevocable Trust U/A DTD 03/25/2021; and (v) 3,689,556 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 30, 2026.

(6)	Consists of (i) 132,545 shares of common stock and (ii) 1,021,822 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 30, 2026.
(7)	Consists of (i) 5,840,740 shares of common stock and (ii) 218,591 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 30, 2026.
(8)	Consists of (i) 20,000 shares of common stock and (ii) 300,545 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 30, 2026.
(9)	Consists of (i) 2,698,121 shares of common stock and (ii) 785,833 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 30, 2026.
(10)

Consists of (i) 1,353 shares of common stock; (ii) 45,860,681 shares of common stock owned by entities affiliated with ARCH Venture Partners (the ARCH Shares), as described above in footnote 1 to this table; (iii) 12,500 shares of common stock owned by Enzo Family Trust of 2015; and (iv) 218,591 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of March 30, 2026. With respect to the ARCH Shares, as a Managing Director and an Investment Committee Member of

ARCH Venture Partners, Mr. Nelsen may be deemed to share the power to direct the disposition of and vote such ARCH Shares. Mr. Nelsen disclaims beneficial ownership of such ARCH Shares, except to the extent of his pecuniary interest therein, if any.
(11)	Consists solely of shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 30, 2026.
(12)	Consists of (i) 149,250 shares of common stock and (ii) 218,591 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 30, 2026.
(13)

Consists, in the aggregate, of (i) 63,642,906 shares of common stock and (ii) 6,402,622 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 30, 2026.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act (Section 16(a)) requires our directors, our officers for purposes of Section 16(a), and persons who own more than 10% of our common stock to report to the SEC their initial ownership of our common stock and any subsequent changes in that ownership. The SEC has established specific due dates for these reports, and we are required to disclose in this proxy statement any late filings or failures to file.

Based solely on our review of such reports filed electronically with the SEC and written representations from reporting persons that no other reports were required during the fiscal years ended December 31, 2024 and 2025, we believe that, during the 2024 and 2025 fiscal years, all of our directors, executive officers, and other officers for purposes of Section 16(a) complied with all Section 16(a) filing requirements applicable to them, except that, due to inadvertent administrative errors of the company, a late Form 4 was filed on December 5, 2025 on behalf of Susan D. Wyrick, our Senior Vice President, Finance and Accounting, and Principal Accounting Officer, to report transactions that occurred on December 13, 2024, June 3, 2025, and June 4, 2025.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by stockholders:
2021 Incentive Award Plan(2)	22,516,524	(3)	5.15	34,691,946
2018 Equity Incentive Plan(4)	4,253,486	(5)	5.69	—
2021 Employee Stock Purchase Plan(2)	—		—	5,768,860
Equity compensation plans not approved by stockholders	—		—	—

Total	26,770,010		5.24	34,691,946

(1)

Shares of restricted common stock and RSUs are not included for the purpose of determining the weighted-average exercise price set forth in this column (b) because no cash consideration is required to receive shares of common stock upon vesting of the applicable awards.

(2)

The 2021 Plan and the ESPP contain “evergreen” provisions, pursuant to which (i) the number of shares of common stock reserved for issuance pursuant to awards under the 2021 Plan shall be increased on the first day of each year beginning in 2022 and ending in 2031, in an amount equal to the lesser of (A) 5% of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by our Board or a designated committee; provided, however, that no more than 135,888,796 shares of common stock may be issued upon the exercise of incentive stock options, and (ii) the number of shares of common stock that will be authorized for sale under our ESPP shall be increased on the first day of each year beginning in 2022 and ending in 2031, in an amount equal to the lesser of (A) 1% of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by our Board or a designated committee thereof. On January 1, 2026, an additional 13,336,582 shares of our common stock were reserved for issuance pursuant to awards under the 2021 Plan as a result of the evergreen provision under the 2021 Plan. Our compensation committee, pursuant to the authority given to it by our Board, determined that the increase in the number of shares of common stock available for issuance pursuant to the ESPP on January 1, 2026 would be zero, such that there was no increase in such number of shares for 2026 pursuant to the evergreen provision of the ESPP. The maximum number of shares of our common stock that may be issued under the ESPP in the purchase period that includes December 31, 2025 based on the number of participants as of December 31, 2025 is 132,273 shares.

(3)	This value consists of 18,688,181 shares of common stock subject to outstanding options and 3,828,343 outstanding RSUs.
(4)

The 2018 Plan was terminated in 2021, and any shares that remained available for future grants and any option forfeitures under the 2018 Plan have been or, as applicable, will be allocated to the 2021 Plan.

(5)	This value consists of shares of common stock subject to outstanding options.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials, annual reports, or proxy statements with respect to two or more stockholders sharing the same address by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, several brokers with account holders who are our stockholders may be “householding” the Notice, the Annual Report, or this proxy statement, as applicable. A single Notice, Annual Report, or proxy statement, as applicable, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, Annual Report, or proxy statement, as applicable, please notify your broker.

You may also request an additional Notice, Annual Report, or proxy statement by written or oral request to:

Sana Biotechnology, Inc.

Attn: Corporate Secretary

188 East Blaine Street, Suite 350

Seattle, Washington 98102

(206) 701-7914

Stockholders who currently receive multiple copies of the Notice, Annual Report, or proxy statement, as applicable, at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

We know of no other business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of 2026 Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the designated proxy holders to vote the shares represented thereby in accordance with the recommendation of our Board.

By Order of the Board of Directors,

Aaron M. Grossman
Executive Vice President, Chief Legal Officer, and Corporate Secretary

Seattle, Washington
April 24, 2026

Copies of our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and financial statement schedules, are available without charge upon written request to our Corporate Secretary, c/o Sana Biotechnology, Inc., 188 East Blaine Street, Suite 350, Seattle, Washington 98102.

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12-digit control number located in the box above available when registering to attend the Annual Meeting or voting via the Internet or by phone. Sana Biotechnology, Inc. Annual Meeting of Stockholders for Stockholders of Record as of April 6, 2026 Thursday, June 4, 2026 at 9:00 AM, Pacific Time The Annual Meeting will be a virtual meeting conducted via live audio webcast. Please visit www.proxydocs.com/SANA for registration details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:59 PM, Pacific Time, June 3, 2026. Internet: www.proxypush.com/SANA • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-648-8136 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register at www.proxydocs.com/SANA in order to attend and participate in the Annual Meeting online. This proxy is being solicited on behalf of the Board of Directors The undersigned stockholder(s) hereby appoint(s) Aaron M. Grossman and Brian D. Piper (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution, resubstitution, and revocation, and authorize(s) them, and each of them, to vote all the shares of capital stock of Sana Biotechnology, Inc. which the undersigned is/are entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved
Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12-digit control number located in the box above available when registering to attend the Annual Meeting or voting via the Internet or by phone. Sana Biotechnology, Inc. Internet: www.proxypush.com/SANA • • Cast your vote online Annual Meeting of Stockholders Have your Proxy Card ready • Follow the simple instructions to record your vote For stockholders of record as of April 6, 2026 Phone: 1-866-648-8136 Thursday, June 4, 2026 at 9:00 AM, Pacific Time • Use any touch-tone telephone The Annual Meeting will be a virtual meeting conducted via live audio webcast. • Have your Proxy Card ready Please visit www.proxydocs.com/SANA for registration details. • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided Please vote by 8:59 PM, Pacific Time, on June 3, 2026. Virtual: You must register at www.proxydocs.com/SANA in order to attend and participate in the Annual This proxy is being solicited on behalf of the Board of Directors Meeting online. The and lawful undersigned attorneys stockholder(s) of the undersigned, hereby appoint(s) with full power Aaron of M. substitution, Grossman resubstitution, and Brian D. Piper and revocation, (the “Named and Proxies”), authorize(s) and each them, or and either each of of them, them, as to the vote true all thereof the shares upon of the capital matters stock specified of Sana and Biotechnology, upon such other Inc. which matters the as undersigned may be properly is/are brought entitled to before vote the at said meeting meeting or any and adjournment any adjournment or postponement or postponement or thereof, any adjournment conferring authority or postponement upon such thereof true and and lawful revoking attorneys any proxy to vote heretofore in their discretion given. on such other matters as may properly come before the meeting THE ACCORDANCE SHARES REPRESENTED WITH THE BOARD BY THIS OF DIRECTORS’ PROXY WILL RECOMMENDATION. BE VOTED AS DIRECTED This proxy, OR, IF when NO DIRECTION properly executed, IS GIVEN, will be SHARES voted in WILL the manner BE VOTED directed IN herein. adjournment In their or discretion, postponement the Named thereof. Proxies are authorized to vote upon such other matters that may properly come before the meeting or any You accordance are encouraged with the Board to specify of Directors’ your choice recommendation. by marking the The appropriate Named Proxies box (SEE cannot REVERSE vote your SIDE), shares but unless you need you not sign mark (on any the box reverse if you side) wish and to vote return in this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Sana Biotechnology, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR each nominee for election for Proposal 1 and FOR Proposal 2. PROPOSAL YOUR VOTE 1. To elect three Class II directors to our Board of Directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The nominees for election are: 1.01 Hans E. Bishop 1.02 Robert Nelsen 1.03 Alise S. Reicin, M.D. FOR WITHHOLD 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting #P5# #P5# #P5# FOR firm for the fiscal year ending December 31, 2026. NOTE: Stockholders will also consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof. The Named Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Our Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting. FOR AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR You must register at www.proxydocs.com/SANA in order to attend and participate in the Annual Meeting online. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If your shares are held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing this proxy card. Signature (and Title if applicable) Date Signature (if held jointly) Date
Sana Biotechnology, Inc. Annual Meeting of Stockholders Please make your marks like this: Use dark black or blue pen only. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR each nominee for election for Proposal 1 and FOR Proposal 2. BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect three Class II directors to our Board of Directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The nominees for election are: FOR WITHHOLD 1.01 Hans E. Bishop FOR #P2# #P2# 1.02 Robert Nelsen FOR #P3# #P3# 1.03 Alise S. Reicin, M.D. FOR #P4# #P4# FOR AGAINST ABSTAIN 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting FOR firm for the fiscal year ending December 31, 2026. #P5# #P5# #P5# NOTE: Stockholders will also consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof. The Named Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Our Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting. You must register at www.proxydocs.com/SANA in order to attend and participate in the Annual Meeting online. Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If your shares are held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing this proxy card. Signature (and Title if applicable) Date Signature (if held jointly) Date